Exhibit 10.26

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ASTERISKS DENOTE OMISSIONS.

ASSET PURCHASE AGREEMENT

Between

CASI PHARMACEUTICALS, INC.

and

SANDOZ INC.

Dated as of January 26, 2018

TABLE OF CONTENTS

PAGE

1. DEFINITIONS.	1
2. PURCHASE AND SALE OF PURCHASED ASSETS.	5
3. ASSUMPTION OF LIABILITIES; RETAINED LIABILITIES.	7
4. PURCHASE PRICE AND PAYMENT.	9
5. CLOSING.	9
6. REPRESENTATIONS AND WARRANTIES.	10
7. INDEMNIFICATION.	13
8. LIMITATION OF LIABILITY.	14
9. INSURANCE.	14
10. EXCLUSIVE REMEDIES.	14
11. CONFIDENTIAL INFORMATION; PUBLICITY; USE OF CORPORATE NAMES.	15
12. REGULATORY MATTERS.	16
13. TRANSFER TAXES.	17
14. NON-COMPETE.	17
15. POST-CLOSING NEGOTATIONS.	18
16. FURTHER ASSURANCES; TECHNICAL TRANSFER ACTIVITIES.	18
17. MISCELLANEOUS.	19

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Executive Version

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this “Agreement”) is entered into as of January 26, 2018, by and between CASI Pharmaceuticals, Inc., a Delaware corporation, with offices at 9620 Medical Center Drive, #300, Rockville, Maryland 20850 (“Buyer”), and Sandoz Inc., a Colorado corporation, with offices at 100 College Road West, Princeton, New Jersey 08540 (“Seller”).

RECITALS

WHEREAS, Seller owns certain pharmaceutical products which have associated ANDAs (as defined below) as listed on Schedule 1.3 (collectively, the “Products”, as further defined below); and

WHEREAS, Buyer wishes to purchase the Purchased Assets from Seller, all upon the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements herein contained, Seller and Buyer, intending to be legally bound, hereby agree as follows:

1.                   DEFINITIONS. For the purposes of this Agreement, capitalized terms used herein have the meaning set forth below (the singular shall be interpreted to include the plural and vice versa, unless the context clearly dictates otherwise):

1.1               “Affiliate” means, with respect to any Person named herein, any other Person that is controlled by, controls, or is under common control with the named Person. “Control” of a business entity means any of: (a) direct or indirect beneficial ownership of fifty percent (50%) or more of the voting interest in such entity, (b) the right to appoint fifty percent (50%) or more of the directors or management of such entity, or (c) the power to otherwise direct the management and policies of such entity.

1.2               “Ancillary Agreements” means the Pharmacovigilance Agreement, Quality Agreement, Transition Agreement and any other agreements contemplated by or actually entered into by the Parties in connection with this Agreement and/or any of the foregoing agreements.

1.3               “ANDAs” means the Abbreviated New Drug Applications pursuant to 21 U.S.C. §355(j) and regulations promulgated thereunder, and all amendments and supplements thereof as set forth on Schedule 1.3. Buyer hereby acknowledges and agrees that certain of the ANDAs have been filed with the FDA but have not received FDA approval, as indicated on Schedule 1.3.

1.4               “API Provider List” means the list on Schedule 1.4 of each Person who provides active pharmaceutical ingredients to Seller with respect to the Products set forth on Schedule 1.4.

1.5               “Assumed Liabilities” shall have the meaning ascribed to the term in Section 3.1 of this Agreement.

1.6               “Bill of Sale” means a bill of sale to be executed and delivered by each Party on the Closing Date attached hereto in Exhibit A.

1.7               “Business Day” means any day, other than Saturday, Sunday or other day on which commercial banks are authorized or required to close in New York, New York.

1.8               “Cap” shall have the meaning ascribed to the term in Section 8.

1.9               **.

1.10           “Claim” includes a claim, notice, demand, action, proceeding, litigation, prosecution, arbitration, investigation, judgment, award, damage, loss, cost, expense or liability however arising, whether present, unascertained, immediate, future or contingent, whether based in contract, tort or statute and whether involving a Third Party or a Party or otherwise.

1.11           “Closing” shall have the meaning ascribed to the term in Section 5.1.

1.12           “Closing Date” shall have the meaning ascribed to the term in Section 5.1.

1.13           “Confidential Information” shall have the meaning ascribed to the term in Section 11.2 of this Agreement.

1.14           “Contracts” means all contracts, leases, deeds, mortgages, licenses, instruments, notes, commitments, undertakings, indentures, joint ventures and all other agreements, commitments and arrangements, whether written or oral.

1.15           “Data Room Materials” means (a) all the Records and (b) any other documents related to the Products, in each case, made available to Buyer for inspection in the electronic data room.

1.16           “Deductible” shall have the meaning ascribed to the term in Section 8.

1.17           “Encumbrance” means any mortgage, pledge, assessment, security interest, deed of trust, lease, lien, levy, charge or other encumbrance, or any conditional sale or title retention agreement or other agreement to give any of the foregoing in the future.

1.18           “Excluded Assets” means any assets of any kind, nature, character or description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise, and wherever situated) that are not expressly included within the definition of Purchased Assets.

1.19           “Excipient Vendor List” means the list set forth on Schedule 1.4 of each Person who supplies excipients to Seller with respect to the Products set forth on Schedule 1.4.

1.20           “Expiration Date” shall have the meaning ascribed to the term in Section 6.3.

1.21           “FDA” means the United States Food and Drug Administration and all divisions under its direct control or any successor organizations.

1.22           “Fundamental Representations” shall have the meaning ascribed to the term in Section 6.3.

1.23           “Governmental Entity” means any arbitrator, court, judicial, legislative, administrative, or regulatory agency, commission, department, board, or bureau or body or other government authority or instrumentality or any Person or entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government, whether foreign or domestic, whether federal, state, provincial, municipal, or other.

** This portion has been redacted pursuant to a confidential treatment request.

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1.24           “Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Entity.

1.25           “Indemnitee” shall have the meaning ascribed to that term in Section 7.3.1.

1.26           “Indemnitor” shall have the meaning ascribed to that term in Section 7.3.1.

1.27           “Intellectual Property Agreements” means the agreements set forth on the “Schedule of Settlements” document in the electronic data room.

1.28           “Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, Governmental Order, legally binding guidance documents, other requirement or rule of law of any Governmental Entity related to the development, registration, Manufacture, importation, distribution, sale or marketing of the Products in the Territory or any obligation under, or related to, this Agreement and the transactions contemplated herein, and those obligations applicable to the ANDAs.

1.29           “Legal Proceeding” means any Claim, action, suit, case, litigation, proceeding, audit, charge, criminal prosecution, judicial, governmental or regulatory investigation, arbitration, mediation, hearing, alternative dispute resolution proceeding, administrative proceeding, opposition, cancellation, warning letter, or notice of violation.

1.30           “Liabilities” means any and all debts, liabilities and obligations of any nature, whether accrued or fixed, absolute or contingent, matured or unmatured, or known or unknown, including those arising under Law or governmental action and those arising under any contract, arrangement, commitment or undertaking, or otherwise.

1.31           “Losses” means all losses, costs, damages, judgments, settlements, interest, fees or expenses, including all reasonable attorneys’ fees, experts’ or consultants’ fees, expenses and costs.

1.32           “Manufacture” and “Manufacturing” means, with respect to a particular Product, the manufacture and preparation of that Product and includes the manufacturing, processing, filling, formulating, testing (including in-process testing), holding and storing, packaging, labeling, quality control testing and release of such Product.

1.33           “Manufacturing Process” means the process (or any step in the process) used or planned to be used by Seller (or any of its permitted Affiliates or subcontractors) for the Manufacture of Product.

1.34           “Master Batch Record” means, for any Product, as applicable, the description of the Manufacturing Process for such Product as set forth in such Product’s ANDA, including, the list of Raw Materials, the standard operating procedures, work instructions to be applied in production, in-process controls, the quality standards (including in-process and release testing), analytical procedures and batch analysis data in electronic format, and acceptance criteria.

1.35           “NDC” means a national drug code as issued by FDA.

1.36           “Party” or “Parties” means Seller or Buyer, as applicable.

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1.37           “Permitted Encumbrance” means (a) Encumbrances for Taxes which are not yet due and payable or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with International Financial Reporting Standards, (b) statutory mechanics’, carriers’, workmen’s, landlords’ or other similar liens arising or incurred in the ordinary course of business which are not yet delinquent or the validity of which are being contested in good faith by appropriate proceedings, or (c) other Encumbrances that (i) are not Encumbrances on intellectual property and (ii) that are incurred in the ordinary course of business that, individually and in the aggregate, do not and would not reasonably be expected to materially detract from the value or impair the use of the property subject thereto or make such property unmarketable.

1.38           “Person” means any individual, partnership (general or limited), association, corporation, limited liability company, joint venture, trust, estate, limited liability partnership, unincorporated organization, government (or any agency or political subdivision thereof) or other legal person or organization.

1.39           “Pharmacovigilance Agreement” means the agreement related to the Products attached hereto as Exhibit B.

1.40           “Product(s)” means any pharmaceutical products that are Manufactured, promoted, offered for sale or sold pursuant to any of the ANDAs.

1.41           “Purchase Price” shall have the meaning ascribed to that term in Section 4.1.1 of this Agreement.

1.42           “Purchased Assets” means all Seller’s right, title and interest in the (a) ANDAs on Schedule 1.3; (b) Data Room Materials and, without duplication, any other Records; (c) Sample Products, including the applicable commercial package and labeling; (d) the Raw Materials set forth on Schedule 1.44; and (e) such Intellectual Property Agreements as are transferred to Buyer in accordance with Section 2.4. The “Purchased Assets” shall not include any Excluded Assets.

1.43           “Quality Agreement” means the agreement related to the Products attached hereto as Exhibit C.

1.44           “Raw Materials” means the active pharmaceutical ingredients (API) to the extent set forth on Schedule 1.44.

1.45           “Records” means copies of: (a) the existing ANDAs, (b) material, official, written correspondence with FDA specifically related to the review and approval of any Product, (c) annual reports, CBE 0, CBE 30 and Prior Approval Supplements (PAS), in each case, specifically related to the ANDAs, (d) warning letters and responses related to the ANDAs, (e) periodic adverse event reports (PADER) specifically relating to the Products in the possession of Seller as of the Closing Date, (f) FDA Approval Letters issued pursuant to 21 U.S.C. §355(j) with respect to the ANDAs, as applicable, (g) Master Batch Records, process validation protocols, SOPS, scale-up and equipment information (h) chemistry, manufacturing and control (CMC) data related to the Products, which shall be produced in ECTD format to the extent such data is available in such format and (i) the Technical Transfer Documentation; provided, however, that “Records” shall not include any pricing or financial information related to the distribution of the Products or any agreements with customers.

1.46           “Retained Liabilities” has the meaning ascribed to the term in Section 3.2.

1.47           “Restricted Period” has the meaning ascribed to the term in Section 14.1.

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1.48           “Sample Product(s)” means the number of units of certain Product, in one case, as set forth on Schedule 1.48.

1.49           “SEC” shall have the meaning ascribed to that term in Section 11.3.

1.50           “Seller’s Knowledge” shall mean ** knowledge ** of the Seller or its Affiliate’s employees whose names are set forth on Schedule 1.50 attached hereto. “Seller’s Knowledge” shall not: (a) be construed to refer to the knowledge of any other officer, director, employee, representative or agent of the Seller, or any Affiliate of Seller or (b) to impose upon such employees listed on Schedule 1.50 any individual personal liability.

1.51           “Seller Distribution Term” means the period starting on the Closing Date and ending on (a) the date that is ** months after the Closing Date for all Products except the ** and (b) with respect to the **, the date that is ** months after the Closing Date.

1.52           “Taxes” means taxes, duties, fees, premiums, assessments, imposts, levies and other charges of any kind whatsoever imposed by any Governmental Entity, including all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Entity in respect thereof, and including those levied on, or measured by, or referred to as, income, gross receipts, profits, capital, transfer, land transfer, sales, goods and services, harmonized sales, use, value-added, excise, stamp, withholding, business, franchising, property, development, occupancy, employer health, payroll, employment, health, social services, education and social security taxes, all surtaxes, all customs duties and import and export taxes, countervail and anti-dumping, all license, franchise and registration fees and all employment insurance, health insurance and government pension plan premiums or contributions.

1.53           “Technical Transfer Documentation” means the documentation listed in Exhibit G.

1.54           “Territory” means the fifty states of the United States of America, the District of Columbia, the Commonwealth of Puerto Rico, Guam, American Samoa, the U.S. Virgin Islands and all territories and possessions of the United States of America and United States military bases. For the avoidance of doubt, subsequent to the Closing and subject only to Section 2.3, Buyer shall own the rights to all of the Purchased Assets worldwide.

1.55           “Third Party” means any Person other than Seller, Buyer or their respective Affiliates.

1.56           “Transition Agreement” means the agreement attached hereto as Exhibit F.

2.                   PURCHASE AND SALE OF PURCHASED ASSETS.

2.1               Purchase and Sale of Assets. Subject to the terms and conditions of this Agreement, at the Closing Date, Seller shall sell, transfer, convey, assign and deliver to Buyer, free and clear of all Encumbrances, and Buyer shall purchase, acquire and accept from Seller, all of Seller’s right, title and interest, as of the Closing, in and to the Purchased Assets.

2.2               Excluded Assets and Retention of Certain Information. Notwithstanding anything herein to the contrary, (a) from and after the Closing Date, Seller and its Affiliates shall retain all their right, title and interest in and to the Excluded Assets, and (b) Seller and its Affiliates may, with respect to the Purchased Assets, retain copies of the ANDAs and all Data Room Materials which, following the Closing Date, may be used only as contemplated in this Agreement or any Ancillary Agreement and as required to comply with Laws, subject to Seller’s confidentiality obligations hereunder.

** This portion has been redacted pursuant to a confidential treatment request.

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2.3               Limitation of Use of Certain Purchased Assets.

2.3.1                Notwithstanding anything herein to the contrary, Buyer agrees that it shall not have the right to utilize, or license or transfer to any other Person the Sample Products or the sample packaging and labeling included in the Purchased Assets for any purpose other than in connection with regulatory or research and development efforts in connection with the Products. In no event shall Buyer have the right to, directly or indirectly, use any of the Sample Products (a) in human beings or (b) for any commercial purpose.

2.3.2                Notwithstanding anything herein to the contrary, Buyer agrees that **.

2.4               Intellectual Property Agreements. After the Closing Date, Seller shall use commercially reasonable efforts to obtain written consents that would permit Seller to assign the Intellectual Property Agreements to Buyer.  In the event that Seller obtains such consent as to an Intellectual Property Agreement, Seller shall provide written notice to Buyer that it has received such consent. Unless Buyer informs Seller within ** Business Days of receipt of such notice that Buyer rejects the assignment of such Intellectual Property Agreement, at such time as the Seller Distribution Term terminates, Buyer and Seller shall execute an assignment agreement substantially in the form attached hereto in Exhibit D and such Intellectual Property Agreement shall be deemed a Purchased Asset as of such time. If Seller is not able to obtain any such written consent(s) or Buyer rejects the assignment of any Intellectual Property Agreement, then Buyer hereby acknowledges that Seller shall not be in breach of this provision with respect to such Intellectual Property Agreement and all Liabilities associated with such Intellectual Property Agreement shall remain Retained Liabilities.

2.5               Appointment of Seller As Distributor.

2.5.1                Beginning on the Closing Date and continuing until the end of the Seller Distribution Term, subject to the other terms of this Section 2.5 below, Seller, either directly or through its Affiliates, shall have the right (but not the obligation) to market, have marketed, distribute, have distributed, offer to sell, sell, commercialize, have commercialized and otherwise exploit (collectively, for purposes of this Section 2.5, “Distribute”) the applicable Products to its Third Party customers, **; provided, that, notwithstanding anything to the contrary in this Agreement, Seller does not currently have and shall not be required to maintain field force promotion of the Products.

2.5.2                Notwithstanding the foregoing, Seller may only Distribute, during the Seller Distribution Term, to Third Party customers **. On and after the Closing Date, Seller is authorized to Manufacture any Products to the extent necessary to allow Seller to perform under this Section 2.5; provided, however, that Seller shall send written notice to Buyer of any Products and amounts so Manufactured.

2.5.3                ** shall be responsible for ** Liabilities and for ** economic benefits or losses arising from ** under this Section 2.5. ** shall be responsible for the payment of any sales or other Taxes and rebates relating to the provision of goods or services with respect to any Products distributed pursuant to this Section 2.5.

** This portion has been redacted pursuant to a confidential treatment request.

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2.5.4                Notwithstanding the foregoing, during the Seller Distribution Term, Buyer shall have the right (but not the obligation) to engage in any discussions or negotiations with any Third Parties for such Third Parties to Distribute the Products following the end of the Seller Distribution Term; provided, that, Buyer shall not be permitted to execute any definitive agreements for such Distribution rights with any such Third Parties that have an effective date beginning prior to the end of such Seller Distribution Term. Notwithstanding the foregoing: (i) **; and (ii) in the event that **, Seller shall use commercially reasonable efforts to notify Buyer within ten (10) Business Days after such cessation, and after Buyer’s receipt of such notice, Buyer shall no longer be restricted from executing any definitive agreements with Third Parties to Distribute such Product.

2.5.5                Seller shall Distribute Products under this Section 2.5: (a) in substantially the **; and (b) in accordance with applicable Laws. ** shall be ** responsible to ** for all errors, omissions and delays in ** Distribution of Products and all Liabilities related to ** Distribution of Products under this Section 2.5, or ** failure to Distribute Products in accordance with this Section 2.5.

2.5.6                Subject to the terms and conditions contained herein, during the Seller Distribution Term, the Parties shall use good faith efforts to cooperate with each other in the Distribution of Products and shall use reasonable efforts to exchange information specifically related to the Distribution of Products pursuant to this Section 2.5 (such information exchange shall not include any type of pricing information and shall be subject to Seller’s confidentiality obligations to any Person, including Seller’s customers).

2.5.7                Buyer shall be entitled to terminate Seller’s rights under this Section 2.5 upon Seller’s material breach of the provisions of this Agreement; provided, however, that Buyer may only terminate this Section 2.5 under this Section 2.5.7 if such breach is not cured within ** days following Buyer’s notice to Seller of such breach.

2.5.8                For the avoidance of doubt, nothing contained in this Agreement shall give Buyer any right, directly or indirectly, to use the Sandoz Names and Marks (defined below).  “Sandoz Names and Marks” means the corporate mark, trade mark, house mark, trade name and trade dress, including the name Sandoz and any variants thereof, product identification numbers (including NDCs), and consumer information telephone numbers appearing on the Product labelling.

3.                   ASSUMPTION OF LIABILITIES; RETAINED LIABILITIES.

3.1               Assumed Liabilities. Subject to the terms and conditions of this Agreement and of any Ancillary Agreement, Buyer agrees, effective as of the Closing Date, to assume the following Liabilities of Seller and its Affiliates relating to the Purchased Assets, (all such Liabilities being collectively referred to herein as “Assumed Liabilities”):

3.1.1                any Liabilities, commitments or obligations to any Governmental Entity first arising on or after the Closing Date in connection with the Purchased Assets or the Products sold on or after Closing Date (other than Liabilities arising out of any sales made by Seller and its Affiliates following the Closing pursuant to Section 2.5 of this Agreement, unless any such Liability arises out of Buyer’s negligence, misconduct or breach of this Agreement or any Ancillary Agreement, in which case such Liability shall be treated as an Assumed Liability);

** This portion has been redacted pursuant to a confidential treatment request.

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3.1.2                all Liabilities for Taxes arising out of or relating to ownership, use or sale by or on behalf of Buyer or its Affiliates of the Purchased Assets in any taxable period, or a portion thereof, beginning on or after the Closing Date (other than Taxes arising out of any sales made by Seller and its Affiliates following Closing pursuant to Section 2.5 of this Agreement);

3.1.3                all Liabilities arising out of or relating to any Legal Proceedings commenced on or after the Closing Date, irrespective of the legal theory asserted, arising from the Purchased Assets or the Manufacture, advertising, marketing, distribution, sale or use of the Products by or on behalf of Buyer or its Affiliates (other than Liabilities arising out of any sales made by Seller and its Affiliates following Closing pursuant to Section 2.5 of this Agreement, unless any such Liability arises out of Buyer’s negligence, misconduct or breach of this Agreement or any Ancillary Agreement, in which case such Liability shall be treated as an Assumed Liability);

3.1.4                all Liabilities arising out of or relating to any return of the Products sold by or on behalf of Buyer or its Affiliates on or after the Closing Date (other than Liabilities arising out of any sales made by Seller and its Affiliates following Closing pursuant to Section 2.5 of this Agreement, unless any such Liability arises out of Buyer’s negligence, misconduct or breach of this Agreement or any Ancillary Agreement, in which case such Liability shall be treated as an Assumed Liability);

3.1.5                any and all Liabilities and obligations of the Buyer that arise on or after the Closing Date out of or related to the Purchased Assets or Products under Sections 12.2 and 12.3 of this Agreement;

3.1.6                in the event the Intellectual Property Agreements are assigned by Seller to Buyer pursuant to Section 2.4 above, all Liabilities related to the Intellectual Property Agreements assumed by the Buyer arising on or after the date of such assignment (other than Liabilities arising out of any sales made by Seller and its Affiliates following the date of such assignment pursuant to Section 2.5 of this Agreement, unless any such Liability arises out of Buyer’s negligence, misconduct or breach of this Agreement or any Ancillary Agreement, in which case such Liability shall be treated as an Assumed Liability); and

3.1.7                any and all other Liabilities and obligations that arise out of or are related to the Purchased Assets or Products attributable to occurrences and circumstances arising on or after the Closing Date (other than any Liabilities or obligations related to any sales made by Seller and its Affiliates following Closing pursuant to Section 2.5 of this Agreement, unless any such Liability arises out of Buyer’s negligence, misconduct or breach of this Agreement or any Ancillary Agreement, in which case such Liability shall be treated as an Assumed Liability).

3.2               Retained Liabilities. Subject to the terms and conditions of this Agreement and of any Ancillary Agreement, other than the Assumed Liabilities, Seller and its Affiliates shall retain and be responsible for the following, except, in each case, to the extent such Liability arises out of Buyer’s negligence, misconduct or breach of this Agreement or any Ancillary Agreement (in which case such Liability shall be treated as an Assumed Liability) (collectively, “Retained Liabilities”):

3.2.1                all Liabilities arising out of or relating to any Legal Proceedings commenced before or after the Closing Date, irrespective of the legal theory asserted, arising from the Manufacture, advertising, marketing, distribution, sale or use of the Products before the Closing Date;

3.2.2                all Liabilities arising out of or relating to any Legal Proceedings commenced after the Closing Date, irrespective of the legal theory asserted, arising from any sales of Products by Seller or its Affiliates following Closing Date pursuant to Section 2.5 of this Agreement;

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3.2.3                all Liabilities arising out of or relating to any return of the Products sold by Seller or its Affiliates either (a) before the Closing Date or (b) on or after the Closing Date pursuant to Section 2.5 of this Agreement;

3.2.4                all other Liabilities and obligations that arise out of or are related to the Purchased Assets or Products attributable to occurrences and circumstances arising (a) before the Closing Date; or (b) on or after the Closing Date related to any Manufacture of Products by Seller or its Affiliates or sales made by Seller and its Affiliates following the Closing Date pursuant to Section 2.5 of this Agreement;

3.2.5                all Liabilities for Taxes (a) arising out of or relating to the ownership of the Purchased Assets in any taxable period, or a portion thereof, prior to the Closing Date; (b) arising out of any Product sales made by Seller or its Affiliates to Third Parties following the Closing Date pursuant to Section 2.5 of this Agreement; or (c) relating to any activity of Seller or its Affiliates unrelated to the Purchased Assets;

3.2.6                all Liabilities to the extent arising from the Excluded Assets;

3.2.7                all Liabilities under the Intellectual Property Agreements resulting from Seller’s breach of such Intellectual Property Agreements prior to the date of assignment, if any, of such Intellectual Property Agreement pursuant to Section 2.4 above;

3.2.8                all Liabilities arising out of any of Seller’s Contracts with Third Parties that are specific to the Products; and

3.2.9                all other Liabilities arising out of or relating to the Purchased Assets to the extent such Liabilities relate to the period prior to the Closing Date.

The Parties agree that neither Buyer nor any of its Affiliates shall assume or be deemed to have assumed any Retained Liabilities.

4.                   PURCHASE PRICE AND PAYMENT.

4.1               Purchase Price. As consideration for the Purchased Assets and Seller’s full and faithful performance of all its obligations hereunder, Buyer shall at Closing:

4.1.1                pay to Seller by wire transfer of immediately available funds an amount equal to Eighteen Million US Dollars ($18,000,000) (the “Purchase Price”); and

4.1.2                assume the Assumed Liabilities.

5.                   CLOSING.

5.1               Time and Place. The closing of the transactions contemplated by this Agreement, including the purchase and sale of the Purchased Assets and the assumption of the Assumed Liabilities (the “Closing”), shall take place remotely via the exchange of documents and signature pages on the date hereof (the “Closing Date”).

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5.2               Deliveries at Closing.

5.2.1                Closing Deliveries by Seller. At the Closing, Seller shall deliver or cause to be delivered to Buyer:

5.2.1.1          the Bill of Sale executed by Seller;

5.2.1.2          one (1) physical and / or electronic copy (as available) of each of the ANDAs on Schedule 1.3 and the Data Room Materials for the ANDAs (except that certain of the Technical Transfer Documentation will be delivered in accordance with Section 16.1.2);

5.2.1.3          the Pharmacovigilance Agreement executed by Seller;

5.2.1.4          the Transition Agreement executed by Seller; and

5.2.1.5          the Quality Agreement executed by Seller.

5.2.2                Closing Deliveries by Buyer. At the Closing, Buyer shall deliver or cause to be delivered to Seller:

5.2.2.1          the Bill of Sale executed by Buyer;

5.2.2.2          the Purchase Price;

5.2.2.3          the Pharmacovigilance Agreement executed by Buyer;

5.2.2.4          the Transition Agreement executed by Buyer; and

5.2.2.5          the Quality Agreement executed by Buyer.

6.                   REPRESENTATIONS AND WARRANTIES.

6.1               Mutual Representations and Warranties. Each of the Parties represents and warrants to the other Party that:

6.1.1                such Party has the corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby;

6.1.2                neither the execution and delivery of this Agreement or the Ancillary Agreements by such Party, nor its performance hereunder, conflicts with or will result in any violation or breach of, or constitutes (with or without due notice or lapse of time or both) a default under any of the terms or conditions of the organizational documents of such Party nor any note, indenture, license, agreement or other instrument or obligation to which it is a party or by which it or any of its properties or assets may be bound; or to the best of Seller’s Knowledge, violates any Law;

6.1.3                this Agreement is a legal, valid and binding agreement of such Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally from time to time in effect and to general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law;

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6.1.4                such Party has not, and will not, directly or indirectly, enter into any Contract or any other transaction with any Third Party that conflicts or derogates from its undertakings hereunder; and

6.1.5                such Party (a) has never been, and its employees involved in the development and approval of any Product had not been during their term of employment with Seller, debarred, suspended, or convicted of a crime for which a person can be debarred or suspended under 21 U.S.C. § 335a (“335a”), nor to Seller’s Knowledge, threatened in writing to be debarred, suspended, or indicted for a crime or otherwise engaged in conduct for which a person can be debarred or suspended under 21 U.S.C. § 335a; (b) agrees that it will promptly notify such other Party in the event of any such debarment, suspension, conviction, threat, or indictment of any employee performing under this Agreement that occurs during the Seller Distribution Term; and (c) agrees not to employ any person in connection with the performing under this Agreement who has been debarred, suspended, or convicted of a crime for which a person can be debarred, suspended, or threatened to be debarred, suspended, or indicted for a crime for which a person can be debarred or suspended under 335a.

6.2               Seller Representations and Warranties. Seller represents and warrants to Buyer as of the Closing Date that:

6.2.1                Title. Seller has good and marketable title to the Purchased Assets, free and clear of all Encumbrances (other than Permitted Encumbrances).

6.2.2                Seller Intellectual Property.

6.2.2.1          **.

6.2.2.2          Except as set forth on Schedule 6.2.2.2, there have been and are no Legal Proceedings (including any oppositions, interferences or re-examinations) settled, pending or, to Seller’s Knowledge, threatened in writing (including in the form of offers to obtain a license), alleging that the Products infringe, misappropriate, dilute or otherwise violate the intellectual property of any Person in the Territory; nor to Seller’s Knowledge is there any basis for such a Legal Proceeding.

6.2.2.3          The financial information provided by Seller to Buyer in electronic form via the Data Room **. The other documentation relating to the Products and included in the Data Room Materials is current, **, and such documentation will be in tangible form as part of the Purchased Assets of the Closing.

6.2.3                Legal Proceedings; Governmental Orders.

6.2.3.1          Other than as set forth in Schedule 6.2.3.1, there are no Legal Proceedings pending or, to Seller’s Knowledge, threatened in writing against Seller or any Affiliate (a) specifically relating to the Purchased Assets; or (b) that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

6.2.3.2          Other than as set forth in Schedule 6.2.3.2, in the ** years prior to the Closing Date, none of the Products, nor the commercialization or distribution thereof by Seller or its Affiliates, was previously the subject of any Legal Proceeding brought, or, to Seller’s Knowledge, threatened in writing against Seller or any Affiliate, except as would not be reasonably expected to have a material adverse effect on the Purchased Assets.

** This portion has been redacted pursuant to a confidential treatment request.

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6.2.3.3          To Seller’s Knowledge, there are no outstanding Governmental Orders and no unsatisfied judgments, penalties or awards against, relating to or affecting the Purchased Assets.

6.2.4                Compliance With Laws.

6.2.4.1          To Seller’s Knowledge, Seller is in compliance, in all material respects with all Laws applicable to Seller’s ownership and use of the Purchased Assets, except as would not be reasonably expected to have a material adverse effect on the Purchased Assets.

6.2.4.2          Other than **, to Seller’s Knowledge, no regulatory approvals are necessary for the development, Manufacture, commercialization or distribution of the Products within the Territory. As used herein, ** means the ** and all divisions under its direct control or any successor organizations.

6.2.4.3          Seller has delivered to Buyer a full and complete copy of the approved ANDA for each Product, including supplements and records that are required to be kept pursuant to 21 C.F.R. § 314.81. Through the Closing, Seller has paid all fees and made all communications with FDA or other Governmental Entities as required by Law in respect of the ANDAs. Seller has paid all fees due and owing for periods through the Closing under Generic Drug User Fee Amendments of 2012 and has filed all required reports (including adverse drug experience reports) with the appropriate Governmental Entities.

6.2.4.4          API Providers and Excipient Vendors. Schedule 1.4 contains an accurate and complete list of each Person who provides active pharmaceutical ingredients to Seller with respect to any of the Products. Schedule 1.4 also contains an active and complete list of each Person who supplies excipients to Seller with respect to any of the Products. The Data Room Materials includes, to the best of Seller’s Knowledge, Seller’s latest contact information for such Persons.

6.2.5                No Recalls. During the ** years prior to the Closing Date, other than as set forth in Schedule 6.2.5, none of the Products sold by Seller have been the subject of any recalls, withdrawals or field corrections, and Seller has not received any written notice from a Government Entity requiring, nor, to Seller’s Knowledge, is there a factual basis for Seller or a Government Entity to initiate or require, such a recall, withdrawal or field correction of any of the Products.

6.3               Survival of Representations and Warranties. All representations and warranties of Seller and Buyer contained herein or made pursuant hereto shall survive the Closing Date and shall remain operative and in full force and effect for a period of ** following the Closing Date (the “Expiration Date”); provided however, that the representations and warranties in **, **, and ** (collectively, the “Fundamental Representations”) shall survive the Closing Date and shall remain operative and in full force and effect for a period of ** following the Closing Date. Notwithstanding anything herein to the contrary, any breach of a representation or warranty that is the subject of a claim that is asserted in writing prior to the Expiration Date shall survive with respect to such claim or any dispute with respect thereto until the final resolution thereof.

** This portion has been redacted pursuant to a confidential treatment request.

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6.4               EXCEPT AS EXPRESSLY SET FORTH HEREIN, SELLER IS NOT MAKING AND HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR TITLE OR NONINFRINGEMENT, WITHOUT DEROGATING FROM THE GENERALITY OF THE FOREGOING, BUYER ACKNOWLEDGES AND AGREES THAT EXCEPT AS EXPRESSLY SET FORTH HEREIN SELLER IS SELLING THE PURCHASED ASSETS ON AN “AS IS” AND “WHERE IS” BASIS AND SELLER MAKES NO OTHER REPRESENTATION OR WARRANTY WITH RESPECT TO THE PURCHASED ASSETS OR THE PRODUCTS INCLUDING, WITHOUT LIMITATION, ANY GUARANTEE THAT FDA APPROVAL WILL BE OBTAINED OR MAINTAINED, RELATING TO THE MANUFACTURE AND/OR MARKETING OF ANY PRODUCTS.

6.5               Adequacy of Information. Buyer acknowledges and agrees that:

6.5.1                it has been furnished with or given adequate access to the information about the Purchased Assets and Product as it has requested;

6.5.2                it has carried out due diligence concerning the Purchased Assets and Products and is making its own independent evaluation of the Purchased Assets and Products; and

6.5.3                Seller makes no warranty with respect to the accuracy and completeness of any estimates, projections, forecasts, plans, or budgets provided by Seller to Buyer.

6.6               Buyer Representations and Warranties. Buyer represents and warrants to Seller as of the Closing Date that Buyer has sufficient cash on hand to enable it to make payment of the Purchase Price pursuant to Section 4.1.

7.                   INDEMNIFICATION.

7.1               Buyer’s Indemnification Obligations. Buyer shall indemnify, defend and hold Seller and its Affiliates and their respective officers, directors, employees, agents and subcontractors harmless from and against any and all Losses arising out of or resulting from any Claims made or suits brought against such parties which arise or result from (a) Buyer’s breach of any of its representations or warranties set forth in Section 6 of this Agreement; (b) Buyer’s breach of any the covenants in this Agreement or any Ancillary Agreement, or any of its obligations hereunder or thereunder; or (c) any and all Assumed Liabilities.

7.2               Seller’s Indemnification Obligations. Seller shall indemnify, defend and hold Buyer and its Affiliates and their respective officers, directors, employees, agents and subcontractors harmless from and against any and all Losses arising out of or resulting from any Claims made or suits brought against such parties which arise or result from (a) Seller’s breach of any of its representation or warranties set forth in Section 6 of this Agreement, (b) Seller’s breach of any of its covenants in this Agreement or any Ancillary Agreement, or any of its obligations hereunder or thereunder; (c) any and all Retained Liabilities; or (d) **.

7.3               Indemnification Procedure.

7.3.1                No claim for indemnification hereunder shall be valid unless notice of the matter which may give rise to such claim is given in writing by the indemnitee (the “Indemnitee”) to the Party against whom indemnification may be sought (the “Indemnitor”) as soon as reasonably practicable after such Indemnitee becomes aware of such claim; provided, however, that the failure to notify the Indemnitor shall not relieve it from any liability that it may have to the Indemnitee otherwise unless the Indemnitor demonstrates that the defense of the underlying Claim has been materially prejudiced by such failure to provide timely notice. Such notice shall request indemnification and describe the potential Losses and Claim giving rise to the request for indemnification, and provide, to the extent known and in reasonable detail, relevant details thereof. If the Indemnitor fails to give Indemnitee notice of its intention to defend any such Claim as provided in this Section within ** Business Days of receiving notice thereof the Indemnitee involved shall have the right to assume the defense thereof with counsel of its choice, at the Indemnitor’s expense, and defend, settle or otherwise dispose of such Claim with the consent of the Indemnitor, not to be unreasonably withheld or delayed.

** This portion has been redacted pursuant to a confidential treatment request.

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7.3.2                In the event the Indemnitor elects to assume the defense of a Claim, the Indemnitee of the Claim in question and any successor thereto shall permit Indemnitor’s counsel and independent auditors, to the extent relevant, reasonable access to its books and records and otherwise fully cooperate with the Indemnitor in connection with such Claim; provided, however, that (a) the Indemnitee shall have the right fully to participate in such defense at its own expense; (b) the Indemnitor’s counsel and independent auditors shall not disclose any Confidential Information of the Indemnitee to the Indemnitor without the Indemnitee’s consent; (c) access shall only be given to the books and records that are relevant to the Claim or Losses at issue. The defense by the Indemnitor of any such actions shall not be deemed a waiver by the Indemnitee of its right to assert a claim with respect to the responsibility of the Indemnitor with respect to the Claim or Losses in question. The Indemnitor shall have the right to settle or compromise any Claim against the Indemnitee (that the Indemnitor has defended pursuant to this Section 7.3.2) without the consent of the Indemnitee provided that the terms thereof: **. No Indemnitee shall pay or voluntarily permit the determination of any Losses which is subject to any such Claim while the Indemnitor is negotiating the settlement thereof or contesting the matter, except with the prior written consent of the Indemnitor, which consent shall not be unreasonably withheld or delayed.

8.                   LIMITATION OF LIABILITY. Notwithstanding anything herein to the contrary, Seller shall not have any indemnification obligations for any individual Losses arising from or in connection with the indemnification obligations in Section ** unless and until the aggregate amount of all such Losses for which such Seller shall be responsible exceeds ** (the “Deductible”), in which event Seller shall be required to pay the full amount of such Losses to the extent exceeding the Deductible, but only up to a maximum aggregate amount equal to ** (the “Cap”). Neither the Deductible nor the Cap shall apply to the indemnification obligations under Section ** that arise out of the Seller’s breach of the representations or warranties set forth in the Fundamental Representations; provided, however, that Seller’s maximum aggregate liability for indemnification obligations under Section ** that arise out of the Seller’s breach of the Fundamental Representations shall in no event exceed **.

9.                   INSURANCE. At all times from the first commercial sale of any Product(s) by Buyer on or after the Closing Date through the date which is ** after the final sale of such Product(s), Buyer will maintain product liability and other insurance (or self-insurance) for itself in amounts which are reasonable and customary in the United States pharmaceutical industry, provided in no event shall the product liability insurance amounts be less than ** per occurrence and ** in the aggregate limit of liability per year. Buyer shall provide written proof of such insurance to Seller upon request.

10.               EXCLUSIVE REMEDIES. Other than with respect to claims for fraud or willful misconduct by a Person, following the Closing, the sole and exclusive remedy for any and all Claims arising under, out of, or related to this Agreement and the other Ancillary Agreements and the transactions contemplated hereby and thereby shall be the rights of indemnification set forth in Section 7 only, and no Person will have any other entitlement, remedy or recourse, whether in contract, tort or otherwise, it being agreed that all of such other remedies, entitlements and recourse are expressly waived and released by the Parties hereto to the fullest extent permitted by Law.

** This portion has been redacted pursuant to a confidential treatment request.

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11.               CONFIDENTIAL INFORMATION; PUBLICITY; USE OF CORPORATE NAMES.

11.1           Confidential Information. Each Party agrees that at and after the Closing, it shall not, without the prior written consent of the other Party, (a) disclose to any Person such other Party’s Confidential Information (as defined below), except to those of its and its Affiliates’ employees or representatives who need to know such information for the purpose of exploiting its rights or fulfilling its obligations under this Agreement or any Ancillary Agreement (and then only to the extent that such persons are under an obligation to maintain the confidentiality of the Confidential Information), or (b) use any of such other Party’s Confidential Information for any reason other than as contemplated by this Agreement or any Ancillary Agreement. If a Party has been advised by legal counsel that disclosure of Confidential Information of the other Party is required to be made under Law (including the requirements of a national securities exchange or another similar regulatory body) or pursuant to documents subpoena, civil investigative demand, interrogatories, requests for information, or other similar process, the Party required to disclose the Confidential Information shall (to the extent legally permitted) provide the other Party with prompt written notice of such request or demands or other similar process so that such other Party may seek an appropriate protective order or waive the disclosing Party’s compliance with the provisions of this Section. In the absence of a protective order or waiver or other remedy, the Party required to disclose the other Party’s Confidential Information may disclose only that portion of the Confidential Information that its legal counsel advises it is legally required to disclose, provided that it exercises its commercially reasonable efforts to preserve the confidentiality of such other Party’s Confidential Information, at such other Party’s expense, including by cooperating with such other Party to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information. On or after the Closing Date, the Purchased Assets and all Confidential Information related solely to the Purchased Assets (other than this Agreement or any Ancillary Agreement) shall be considered the Confidential Information of Buyer under this Section 11.1 and the obligations of this Section 11.1 shall apply to the Seller and not the Buyer; provided however, that to the extent such Confidential Information is also used by the Seller in the Retained Liabilities or Excluded Assets or in fulfilling obligations under this Agreement or any Ancillary Agreement, such Confidential Information shall constitute the Confidential Information of both Parties.

11.2           The term “Confidential Information” as used in this Agreement means (a) as to Buyer, all confidential information exclusively relating to Buyer’s business, this Agreement and the Ancillary Agreements, and their respective terms, and the Purchased Assets and the Assumed Liabilities, or other business information provided by Buyer to Seller as contemplated by this Agreement or any Ancillary Agreement and (b) as to Seller, all confidential information relating to the business and operations of Seller, including this Agreement and its terms, and (except as otherwise provided in Section 11.1) the Excluded Assets and the Retained Liabilities or other obligations other than the Assumed Liabilities. The term “Confidential Information” does not include information that (i) becomes generally available to the public other than as a result of disclosure by the disclosing Party, (ii) becomes available to the disclosing Party on a non-confidential basis from a source other than the non-disclosing Party, provided that such source is not known by the disclosing Party to be bound by a confidentiality agreement with the non-disclosing Party, or (iii) other than information that comprises the Purchased Assets, was previously known by the non-disclosing Party as evidenced by the non-disclosing Party’s written records.

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11.3           Public Announcement. Neither Seller, Buyer nor any of their respective Affiliates shall issue any press release or make any public announcement with respect to this Agreement or any Ancillary Agreement and the transactions contemplated hereby or thereby without obtaining the prior written consent of the other Party, except as may be required by Law, including any federal or state securities law, upon the advice of legal counsel and only if the disclosing Party (a) provides the non-disclosing Party with an opportunity to first review the release or other public announcement, (b) consults with the non-disclosing Party (whether such Party is named in such publicity, news release or public announcement or not) at a reasonable time prior to its release to allow the non-disclosing Party to comment thereon and (c) after its release, shall provide the non-disclosing Party with a copy thereof. If a Party, based on the advice of its legal counsel, determines that this Agreement or any Exhibits hereto must be filed with the United States Securities and Exchange Commission (“SEC”), then such Party, prior to making any such filing, shall provide the other Party and its legal counsel with a redacted version of this Agreement which it intends to file and any draft correspondence with the SEC requesting the confidential treatment by the SEC of those redacted sections of this Agreement, and will give due consideration to any timely comments provided by such other Party or its legal counsel and use reasonable efforts to ensure the confidential treatment by the SEC of those sections specified by such other Party or its legal counsel. Following the Closing, Buyer shall be entitled to make such public announcements as it deems appropriate related to Products; provided however that except as otherwise provided above, without Seller’s prior written consent, no such announcement shall contain any reference to this Agreement or any Ancillary Agreement or the terms set forth herein or therein or Seller, its Affiliates or actions taken with respect to Products prior to the Closing Date other than references materially consistent with those previously approved by Seller.

12.               REGULATORY MATTERS.

12.1           Transfer of ANDAs. Buyer and Seller shall use commercially reasonable efforts to effectuate the transfer of the ANDAs included in the Purchased Assets, at Buyer’s sole cost and expense, as of or as promptly as possible after the Closing Date, pursuant to the procedures for changing the ownership of an ANDA set forth at 21 C.F.R. § 314.72.

12.1.1            Within five (5) Business Days after the Closing Date, Seller shall submit letter(s) to FDA in substantially the form set forth in Exhibit E. In its letter(s), Seller shall state the rights to the ANDAs included in the Purchased Assets have been transferred to Buyer. Within five (5) Business Days following the date that Seller notifies Buyer that Seller has submitted the letter(s) referenced above, Buyer shall submit letter(s) to FDA in substantially the form set forth in Exhibit E. In its letter(s), Buyer shall state: (a) its commitment to agreements, promises, and conditions made by Seller and contained in the ANDAs; (b) the date that the change in ownership is effective; and (c) a statement that the Buyer has a complete copy of the approved application, including supplements and records that are required to be kept pursuant to 21 C.F.R. § 314.81.

12.2           Assumption of Regulatory Responsibilities. From and after the Closing Date, Buyer, at its sole cost and expense, shall be solely responsible and liable for taking all actions, paying all fees and conducting all communications with FDA (except with respect to the Seller letter to FDA referenced in Section 12.1.1) or other Governmental Entities as required by Law related to the ANDAs, including payment of any fees for periods after the Closing Date owed under Generic Drug User Fee Amendments of 2012 and preparing and filing all required reports (including adverse drug experience reports) with the appropriate Governmental Entity. Notwithstanding anything to the contrary in this Agreement, from and after the Closing Date, Seller shall continue to be responsible for compliance with Laws with respect to the sale and distribution of Products pursuant to Section 2.5 hereof.

12.3           Supplementing ANDAs. From and after the Closing Date, Buyer shall (a) have sole responsibility for supplementing the ANDAs to include facilities designated by Buyer and (b) assume all responsibility for maintenance of the ANDAs. Promptly following the end of the Seller Distribution Term, Buyer shall delete Seller’s facilities referenced in the ANDAs. All decisions regarding the conduct of regulatory activities with respect to the ANDAs on or after the Closing Date shall be made by Buyer in its sole and absolute discretion, and all such regulatory activities shall be at its sole cost. Notwithstanding anything herein to the contrary, Buyer and its Affiliates shall not, directly or indirectly, take (or omit to take) any action that would or could reasonably be expected to have a material adverse effect on Seller’s ability to exercise its rights or comply with its on-going obligations under this Agreement or any Ancillary Agreement.

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12.4           Seller’s NDC Numbers. Buyer and its Affiliates shall not sell any Products under Seller’s or its Affiliates’ names or NDC numbers.

12.5           Response to Medical Inquiries and Product Complaints. The terms of the Quality Agreement shall govern the Parties’ responsibilities for responding to any medical inquiries or complaints about any Product (including Product bearing Seller’s NDC numbers), which arose prior to, or arise on or after the Closing Date.

12.6           Responsibility for Recalls, Withdrawals, and Field Corrections. The terms of the Quality Agreement shall govern the Parties’ responsibilities for recalls, withdrawals and field corrections.

13.               TRANSFER TAXES. All transfer, sales, value added, stamp duty and similar Taxes payable in connection with the transaction contemplated hereby will be borne ** Buyer and Seller.

14.               NON-COMPETE.

14.1           Non-Compete. **.

14.2           Equitable Relief. The Seller acknowledges that a breach or threatened breach of this Section 14 would give rise to irreparable harm to Buyer, for which monetary damages would not be an adequate remedy, and hereby agrees that in the event of a breach or a threatened breach by Seller of any such obligations, Buyer shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction (without any requirement to post bond). With respect to Seller, the Restricted Period will be extended by the duration of any breach by that Seller of his, her or its respective covenants in this Section 14.

14.3           Reasonable Restrictions. Seller acknowledges that the restrictions contained in this Section 14 are reasonable and necessary to protect the legitimate interests of Buyer and constitute a material inducement to Buyer to enter into this Agreement and consummate the transactions contemplated by this Agreement. In the event that any covenant contained in this Section 14 should ever be adjudicated to exceed the time, geographic, product or service or other limitations permitted by Law in any jurisdiction, then any court is expressly empowered to reform such covenant, and such covenant shall be deemed reformed, in such jurisdiction to the maximum time, geographic, product or service or other limitations permitted by applicable Law. The covenants contained in this Section 14 and each provision of this Section 14 are severable and distinct covenants and provisions. The invalidity or unenforceability of any such covenant or provision as written shall not invalidate or render unenforceable the remaining covenants or provisions, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant or provision in any other jurisdiction.

** This portion has been redacted pursuant to a confidential treatment request.

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15.               POST-CLOSING NEGOTATIONS.

15.1           **. Following the Closing Date, the Parties shall use their commercially reasonable efforts to negotiate a commercially reasonable ** agreement between Buyer and Seller (or Seller’s Affiliates) **.

15.2           **. Following the Closing date, upon the request of Buyer, Seller will discuss with Buyer in good faith to evaluate the feasibility of **. If such activities are deemed feasible by the Parties, Buyer and Seller will use their commercially reasonable efforts to negotiate a commercially reasonable ** contract.

16.               FURTHER ASSURANCES; TECHNICAL TRANSFER ACTIVITIES.

16.1           Delivery of Purchased Assets. Promptly following the Closing, but in no event later than thirty (30) Business Days after the Closing, Seller shall furnish the Buyer with copies of, and provide Buyer with ongoing access to, all Purchased Assets that are in tangible form and were not required to be delivered as of the Closing, except that: (a) Sample Products and all Raw Materials shall be transferred in accordance with Sections 16.1.1(a) and 16.1.1(b), respectively, of this Agreement and (b) Technical Transfer Documentation shall be transferred in accordance with Section 16.1.2 of this Agreement. The Seller agrees to work diligently and in good faith to complete the transfers set forth in this Section 16.1 from Seller to Buyer. Seller shall deliver the Data Room Materials to Buyer in electronic format prior to terminating Buyer’s access to the electronic data room.

16.1.1            Transfer of Sample Products and Raw Materials. (a) Within thirty (30) Business Days after the Closing Date, Seller and/or its Affiliate shall transfer the Sample Products to Buyer’s and/or its Affiliate’s common carrier according to Ex Works (EXW) (Incoterms 2010) from the facility at which such Sample Products are located as of the date of such transfer; such common carrier to be specified by Buyer in writing at least seven (7) Business Days prior to the date that such transfer will occur; and (b) within thirty (30) Business Days after the Closing Date, Seller and/or its Affiliate shall transfer the Raw Materials to Buyer’s and/or its Affiliate’s common carrier according to Ex Works (EXW) (Incoterms 2010) from the facility at which such Raw Materials are located as of the date of such transfer; such common carrier to be specified by Buyer in writing at least seven (7) Business Days prior to the date that such transfer will occur (Buyer acknowledges that Raw Materials are located a different facilities).

16.1.2            Transfer of Certain Portions of the Technical Transfer Documentation. Seller and/or its Affiliate shall use commercially reasonable efforts to transfer the Technical Transfer Documentation that is readily available and within Seller’s and/or its Affiliate’s possession as of the Closing Date, in electronic format (to the extent available in such format), to Buyer within thirty (30) Business Days after the Closing Date.

16.2           Further Assurances. Following the Closing, each of the Parties shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and the Ancillary Agreements.

** This portion has been redacted pursuant to a confidential treatment request.

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17.               MISCELLANEOUS.

17.1           Arbitration. Any disputes arising out of or in connection with this Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with the rules. The legal place of arbitration shall be New York, NY, USA. The language of the arbitration shall be English.

17.2           Governing Law; English Language. This Agreement shall be governed, interpreted and construed in accordance with the substantive laws of the State of Delaware, U.S.A., without regard to its conflict of laws principles. To the extent that it may otherwise by applicable, the Parties hereby expressly agree to unconditionally waive and exclude from the operation of this Agreement the United Nations Convention on Contracts for the International Sale of Goods, concluded at Vienna, on 11 April 1980, as amended and as may be amended further from time to time. This Agreement has been negotiated and drafted by the Parties in the English language. Any translation into any other language shall not be an official version thereof. In the event any translation of this Agreement is prepared for convenience or for any other purpose, the provisions of the English version shall prevail.

17.3           Notices. All notices and other communications required or permitted to be given or made pursuant to this Agreement shall be in writing signed by the sender and shall be deemed duly given (a) on the date delivered, if personally delivered, (b) on the date sent by telecopier with automatic confirmation by the transmitting machine showing the proper number of pages were transmitted without error, (c) on the Business Day after being sent by Federal Express or another recognized overnight mail service which utilizes a written form of receipt for next day or next Business Day delivery or (d) three (3) Business Days after mailing, if mailed by U.S. postage-prepaid certified or registered mail, return receipt requested, in each case addressed to the applicable Party at the address set forth below; provided that a Party may change its address for receiving notice by the proper giving of notice hereunder:

if to Seller, to:

Sandoz Inc.

100 College Road West

Princeton, New Jersey 08540

Attention: President

With a copy (which shall not constitute notice) to:

Sandoz Inc.

100 College Road West

Princeton, New Jersey 08540

Attention: General Counsel

if to Buyer, to:

CASI Pharmaceuticals, Inc.

9620 Medical Center Drive #300

Rockville, Maryland 20850

Attention: Chief Executive Officer

With a copy (which shall not constitute notice) to:

CASI Pharmaceuticals, Inc.

9620 Medical Center Drive #300

Rockville, Maryland 20850

Attention: General Counsel

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17.4           Relationship of Parties. The status of the Parties under this Agreement shall be that of independent contractors, without the authority to act on behalf of or bind each other. Nothing in this Agreement shall be construed as establishing a partnership or joint venture relationship between the Parties hereto.

17.5           Entire Agreement; Amendment. This Agreement and the Ancillary Agreements (and all Exhibits and Schedules attached hereto and thereto) supersede all prior discussions and agreements among the Parties with respect to the subject matter hereof and contains the sole and entire agreement among the Parties hereto with respect to the subject matter hereof. This Agreement may not be amended or modified except in writing executed by the duly authorized representatives of the Parties.

17.6           No Third-Party Beneficiaries. Except as specifically provided herein, this Agreement is not intended to confer upon any Person other than the Parties hereto any rights or remedies hereunder.

17.7           Severability. Should any part or provision of this Agreement be held unenforceable or in conflict with Law, the invalid or unenforceable part or provision shall, provided that it does not affect the essence of this Agreement, be replaced with a revision which accomplishes, to the greatest extent possible, the original commercial purpose of such part or provision in a valid and enforceable manner, and the balance of this Agreement shall remain in full force and effect and binding upon the Parties hereto.

17.8           Assignment. The terms and provisions hereof shall inure to the benefit of, and be binding upon the Parties and their respective successors and permitted assigns. No Party shall assign, encumber or otherwise transfer this Agreement or any part of it to any Third Party, without the prior written consent of the other Party which consent will not be unreasonably withheld; provided, however, that notwithstanding the foregoing, no such consent shall be required in the event of any assignment or transfer of this Agreement (a) **, or (b) by either Party, to any successor in interest to such Party’s business, whether by merger, sale of assets or otherwise; in the event of which a Party shall only be required to give written notice of such assignment or transfer to the other Party but will not be required to obtain the consent of the other Party. In the case of any sale, assignment, divestiture or other transfer, the assigning Party shall remain liable for the full and timely performance of the transferee

17.9           Waiver. No waiver of a breach or default hereunder shall be considered valid unless in writing and signed by the Party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

17.10        Survival. Any provision which by its terms is intended to survive the termination or expiration of this Agreement will survive the termination or expiration of this Agreement and remain in full force and effect thereafter.

17.11        Interpretation. For purposes of this Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (b) the word “or” is not exclusive and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (i) to clauses or annexes mean the clauses of, and annexes to, this Agreement, (ii) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof, and (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting an instrument or causing any instrument to be drafted. The annexes referred to herein shall be construed with, and be an integral part of, this Agreement to the same extent as if they were set forth herein.

** This portion has been redacted pursuant to a confidential treatment request.

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17.12        Counterparts; PDF. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument. PDF and facsimile signatures shall constitute original signatures. The Parties agree that the electronic signatures appearing on this Agreement are the same as handwritten signatures for the purposes of validity, enforceability and admissibility pursuant to the Electronic Signatures in Global and National Commerce (ESIGN) Act of 2000, and Uniform Electronic Transactions Act (UETA) model law, or similar applicable laws.

17.13        WAIVER OF CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES HAVE ANY LIABILITY TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) OF THE OTHER ARISING OUT OF THE PERFORMANCE OR FAILURE TO PERFORM ANY OBLIGATIONS SET FORTH HEREIN, IRRESPECTIVE OF WHETHER ATTRIBUTABLE TO BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, OTHER THAN WITH RESPECT TO INDEMNIFICATION CLAIMS PURSUANT TO SECTION 7 TO THE EXTENT PAYABLE TO THIRD PARTIES.

[Signature Page Follows]

21

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

CASI Pharmaceuticals, Inc.

By:	/s/ Ken K. Ren
Dr. Ken K. Ren, Chief Executive Officer

SANDOZ INC.

By:	/s/ Peter Goldschmidt

Name:	Peter Goldschmidt

Title:	President, Sandoz US and Head of North America

[SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT]

EXHIBITS

Exhibit A	Bill of Sale

Exhibit B	Pharmacovigilance Agreement

Exhibit C	Quality Agreement

Exhibit D	Form of Assignment and Assumption Agreement for Intellectual Property Agreement(s)

Exhibit E	Forms of Seller and Buyer FDA Letters

Exhibit F	Transition Agreement

Exhibit G	Technical Transfer Documentation

Exhibit A

Bill of Sale

[See attached]

Bill of Sale

THIS BILL OF SALE (the “Bill of Sale”), dated as of January 26, 2018, is made and delivered by Sandoz Inc., a corporation organized under the laws of the State of Colorado (“Seller”), to CASI Pharmaceuticals, Inc., a Delaware corporation, with offices at 9620 Medical Center Drive, #300, Rockville, Maryland (“Buyer”), (each a “Party”, collectively the “Parties”).

WHEREAS, pursuant to that certain Asset Purchase Agreement, dated as of January 26, 2018, by and between Seller and Buyer (the “Asset Purchase Agreement”), Seller has agreed to transfer, sell, convey, assign and deliver to Buyer, and Buyer has agreed to purchase, accept and assume as of the date hereof, all right, title and interest of the Purchased Assets (as defined in the Asset Purchase Agreement); and

WHEREAS, the Parties desire to deliver to each other such instruments as are required in order to effectuate and evidence the sale by Seller and purchase by Buyer of the Purchased Assets.

NOW, THEREFORE, in consideration of the premises and in accordance with the provisions of the Asset Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer hereby each agree as follows:

1.	The terms of the Asset Purchase Agreement are incorporated herein by reference and capitalized terms used but not defined in this Bill of Sale shall have the meaning ascribed thereto in the Asset Purchase Agreement.

2.	Seller hereby irrevocably and unconditionally transfers, sells, conveys, assigns, and delivers to Buyer, and Buyer hereby irrevocably and unconditionally purchases, accepts and assumes, all of Seller's right, title and interest in and to all of the Purchased Assets, free and clear of any Encumbrances.

3.	The Buyer hereby assumes and agrees to pay, perform, and discharge all liabilities and obligations constituting the Assumed Liabilities.

4.	All of the terms and provisions of this Bill of Sale shall be binding upon Seller and its successors and permitted assigns, and shall be binding upon Buyer and its successors and permitted assigns.

5.	This Bill of Sale and any all matters arising directly or indirectly herefrom shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely in such State without regard to the conflict of laws principles thereof.

6.	It is acknowledged and agreed that this Bill of Sale is intended to document the sale and assignment of the Purchased Assets to Buyer.

7.	This Bill of Sale may be executed by PDF and in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute a single instrument. The Parties agree that the electronic signatures appearing on this Bill of Sale are the same as handwritten signatures for the purposes of validity, enforceability and admissibility pursuant to the Electronic Signatures in Global and National Commerce (ESIGN) Act of 2000, and Uniform Electronic Transactions Act (UETA) model law, or similar Laws.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Bill of Sale as of the date first above written.

CASI Pharmaceuticals, Inc.

By:

Name:

Title:

SANDOZ INC.

By:

Name:

Title:

Exhibit B

Pharmacovigilance Agreement

[See attached]

Executive Version

Pharmacovigilance Agreement

between

Sandoz Inc.

100 College Road West

Princeton, New Jersey 08540

(“Sandoz”)

And

CASI Pharmaceuticals Inc.

9620 Medical Center Drive, Suite 300

Rockville, MD 20850 (“CASI”)

CASI / Sandoz Pharmacovigilance Agreement	Page 1 of 11

Table of Contents

1. PURPOSE	3
2 SCOPE	3
3 EFFECTIVE DATE AND REVIEW	3
4 RESPONSIBILITIES	4
5 DEFINITIONS	4
6 TRAINING	4
7 URGENT SAFETY ACTIONS	4
8 INTAKE AND EXCHANGE OF AE AND SPECIAL SITUATION INFORMATION	4
9 SAFETY REGULATORY REPORTS	5
10 AE REPORT PROCESSING AND FOLLOW-UP	5
11 LITERATURE REVIEW	5
12 SAFETY ISSUES/SIGNALS	5
13 RECONCILIATION AND CONFIRMATION OF RECEIPT	5
14 REGULATORY AUTHORITY INTERACTIONS	6
15 RISK EVALUATION AND MITIGATION STRATEGY (REMS)	6
16 SUMMARY OF RESPONSIBILITIES	6
17 Compliance with Pharmacovigilance Agreement Audits	6
18 SIGNATURES/DATES	8
APPENDIX I - List of Contacts	9
APPENDIX II – Product(s):	10
CASI / Sandoz Pharmacovigilance Agreement	Page 2 of 11

1. PURPOSE

Sandoz and CASI are parties to that certain Asset Purchase Agreement (as such agreement may be amended from time to time, the “APA”), executed on even date with this Pharmacovigilance Agreement (this “PVA”).

The purpose of this PVA is to describe the procedures and define the responsibilities that Sandoz and CASI will employ to ensure that AE (as defined in Section 5 below) notification and reporting requirements for the product(s) listed in Appendix II (the “Products”) meet applicable regulatory authority regulations set forth in 21 C.F.R. § 314.80 and guidelines. CASI, as marketing authorization holder in the USA, has certain pharmacovigilance (“PV”) obligations in order to meet applicable regulatory rules and guidelines. Sandoz and CASI may each be referred to herein as a “Party” and collectively as the “Parties”.

Except as otherwise set forth herein, CASI will take over all regulatory responsibilities for AE reporting with respect to the Products as of the Effective Date.

Except as otherwise set forth herein, Sandoz will no longer have any regulatory responsibilities for AE reporting with respect to the Products as of the Effective Date.

For a list of Product(s) see Appendix II. Both Parties must agree in writing on any updates to the list of Products.

The capitalized terms used in this PVA shall have the meanings as defined herein, and if not defined herein, as defined in the APA, as applicable.

2. SCOPE

This PVA applies to AE reporting requirements for the Products as per 21 C.F.R. § 314.80. The obligations in this PVA are an extension of and supplement to any AE reporting requirements for the Products set forth in the APA. In the event of a conflict between the terms of PVA and the APA, the terms of the PVA shall control in regards to AEs.

3. EFFECTIVE DATE AND REVIEW

This PVA shall become effective on the Closing Date (the “Effective Date”) and will automatically terminate upon the expiration of the Seller Distribution Term. No provision of this PVA may be amended or modified other than by a written document signed by an authorized representative of each Party.

Sandoz shall commit to forward AEs after execution of this PVA as per local regulations, i.e. forwarding of AEs when received by error on the tradename of another company who is marketing authorization holder for the Products.

If applicable regulatory requirements change, there is disagreement regarding the interpretation of any aspect of this PVA, and/or either Party requests a review of this PVA due to issues or conflicts involving legal or regulatory requirements, the Parties agree to review, and, if appropriate, amend and/or revise the terms of this PVA. Renegotiation/review shall be considered complete when the Parties execute a written amendment or addendum to this PVA.

CASI / Sandoz Pharmacovigilance Agreement	Page 3 of 11

4. RESPONSIBILITIES

The Parties agree to implement the necessary training, procedures and systems/processes for the timely and direct reporting of any AE or Special Situation (as defined in Section 5 below) reports made known to them, as set forth in this PVA.

The Parties also agree that persons performing the tasks described in this PVA are qualified to perform those tasks.

The Parties agree that data privacy must be maintained at all times in relation to the activities defined in this PVA.

5. DEFINITIONS

Adverse Event (“AE”) is any untoward medical occurrence in a patient or clinical-trial subject administered a medicinal Product and which does not necessarily have to have a causal relationship with this treatment. An AE can therefore be any unfavorable and unintended sign (e.g. an abnormal laboratory finding), symptom, or disease temporally associated with the use of a medicinal Product or device, whether or not considered related to such medicinal Product or device.

“Special Situations”: In addition, for the purposes of this PVA, Special Situations, such as reports of use during pregnancy (with or without outcome), use during lactation, dispensing errors, maladministration, accidental or occupational exposure, pediatric exposure, unexpected benefit, overdose, lack of efficacy, drug-drug interaction, withdrawal syndrome, drug dependence, misuse, abuse or addiction, transmission of infectious disease, disease progression or aggravation, off-label use, treatment noncompliance, withdrawal periods, environmental issues and use of counterfeit product shall be reported by Sandoz to CASI following the requirements of AE reporting even if no AE has occurred.

“Urgent Safety Action”: This refers to a Product recall, withdrawal, restriction, and/or field correction, including recalls, withdrawals, restrictions, and/or field corrections of such Product required by any Governmental Entity or voluntary recalls, withdrawals, restrictions, and/or field corrections of such Product.

6. TRAINING

Each Party shall ensure that all each Party’s personnel involved with carrying out the terms of the PVA are trained appropriately. Training documentation will be maintained by each Party.

7. URGENT SAFETY ACTIONS

Urgent Safety Actions will be handled in accordance with the terms set forth in the APA and the Quality Agreement.

8. INTAKE AND EXCHANGE OF AE AND SPECIAL SITUATION INFORMATION

In the event that Sandoz learns of any AEs, Product complaints, or Special Situations for the Products, Sandoz will record all available AE, Product complaint, or Special Situation information on an intake form and e-mail the completed form to CASI via e-mail with read receipt as soon as possible but no later than five (5) calendar days of receipt. Sandoz will provide to CASI all information provided to Sandoz relating to the AE, Product complaint, or Special Situation but minimally, the following information will be provided:

CASI / Sandoz Pharmacovigilance Agreement	Page 4 of 11

•	Date that Sandoz was notified of the AE, Product complaint, or Special Situation;
•	Name and contact details of the reporter;
•	Name of the Product;
•	Nature of the AE, Product complaint, or Special Situation; and
•	Patient details (if available).

The contacts for each Party are identified in Appendix I. Either Party may change its contact persons and/or its primary liaison upon immediate notification to the other Party in writing.

Sandoz Patient Safety will send a PDF copy of the original AE source document received by Sandoz Patient Safety, and it will be send to CASI via e-mail at the e-mail address listed in Appendix I. Both Sandoz and CASI will agree to maintain records of all safety information that has been exchanged for the purpose of future audits and/or inspections by FDA and/or regulatory authority, and in accordance with compliance with this PVA. All exchanged safety information records will be maintained for a period of no less than 10 years.

9. SAFETY REGULATORY REPORTS

CASI will hold and maintain the global safety database for all AEs occurring with Products reported to either Party. CASI is responsible for the preparation and submission of all safety reports, and including all ICSRs (15-day reports) as well as all aggregate reports (PADERs) in accordance with regulatory requirements.

10. AE REPORT PROCESSING AND FOLLOW-UP

CASI is responsible for processing AE reports including performing database entry/assessment, completing medical review, and performing any follow-up, as required.

11. LITERATURE REVIEW

CASI is responsible for performing review of the worldwide scientific literature for AE information related to Products in accordance with its procedures.

12. SAFETY ISSUES/SIGNALS

CASI is responsible for identifying safety issues or signals relating to Products and communicating safety issues to appropriate regulatory authorities.

13. RECONCILIATION AND CONFIRMATION OF RECEIPT

CASI will respond back to Sandoz for each AE report communicated to CASI, preferably within forty-eight (48) hours, but no later than two (2) Business Days after receipt by CASI. If Sandoz does not receive a response back within the above stated timeframe, Sandoz will continue to communicate the AE report until confirmation is received.

Sandoz shall provide cumulative reconciliation information during the Term of this PVA in accordance with Section 3 hereof. Sandoz and CASI will effectively perform a monthly reconciliation to ensure that all forwarded reports of all safety information have been successfully exchanged between both companies.

CASI / Sandoz Pharmacovigilance Agreement	Page 5 of 11

14. REGULATORY AUTHORITY INTERACTIONS

CASI is responsible for completing and reporting of AE reports for Products and for submission to regulatory/competent authorities. This includes individual case 15-Day Alert Reports and Periodic Safety Reports or Periodic Safety Update Reports, if applicable.

Communications with FDA relating to PV issues for the Products will be the responsibility of CASI.

15. RISK EVALUATION AND MITIGATION STRATEGY (REMS)

If a local REMS or other risk management activity is required for Products by a regulatory authority, CASI shall be responsible for the authorship, submission and administration of the program.

16. SUMMARY OF RESPONSIBILITIES

Responsibilities are summarized below.

Activity	CASI	Sandoz
Receipt of AE Reports	**	**
Email Transfer of AEs, Product complaints, and Special Situations	**	**
AE Processing (Data entry, evaluation, assessment, follow-up)	**	**
Safety Report Preparation and Submission	**	**
Signal Identification	**	**
Literature Review	**	**
Regulatory Reporting Related to AEs	**	**
Interactions with Regulatory Authorities Related to AEs	**	**
Immediate Confirmation of Receipt	**	**
Reconciliation Listing	**	**
Perform Reconciliation Against Database	**	**
Risk Management Plans	**	**

17. Compliance with Pharmcovigilance Agreement Audits

The Parties shall communicate urgent or critical issues affecting the other Party’s pharmacovigilance system in relation to meeting the obligations set forth in this PVA - within ** Business Days of discovery or receipt of documented findings cited during a regulatory authority inspection. Once corrective actions are determined, the inspected Party will provide a summary of the relevant inspection findings with associated corrective actions where the other Party is impacted.

** This portion has been redacted pursuant to a confidential treatment request.

CASI / Sandoz Pharmacovigilance Agreement	Page 6 of 11

Either Party may audit the other Party’s pharmacovigilance systems/operations or contracted pharmacovigilance activities, giving ** days’ notice, to ensure that the elements set forth in this PVA are being fulfilled for the Product(s). As soon as the decision to audit is taken, all such audits will be notified by respective companies.

Audits must be reasonable in scope and in relationship to the Product and must take place during normal business hours. Parties will correct audit observations in a timely manner and communicate those actions to the other Party.

In the case of a serious suspected breach of compliance with this PVA, a directed audit will be performed by either party or an independent third party with notification only and a minimum of ** days. The possibility of a directed audit for serious breach is therefore agreed upon by way of execution of this agreement.

Parties shall allow foreign and local health authorities to inspect their pharmacovigilance operations as it is necessary for either Party to maintain registration in the countries where the Product is marketed. The Parties shall allow foreign and local health authorities to inspect their pharmacovigilance operations as necessary for with Party to maintain a marketing authorization. The Parties shall inform each other of any local Product-specific pharmacovigilance inspections at the time they receive notification of the inspection.

** This portion has been redacted pursuant to a confidential treatment request.

CASI / Sandoz Pharmacovigilance Agreement	Page 7 of 11

18. SIGNATURES/DATES

This PVA has been agreed upon by the following Parties.

Sandoz Inc.	CASI Pharmaceuticals, Inc.

Signature, Date	Signature, Date

**	**
**	**

** This portion has been redacted pursuant to a confidential treatment request.

CASI / Sandoz Pharmacovigilance Agreement	Page 8 of 11

APPENDIX I - List of Contacts

Sandoz Inc.	CASI
AEs; Product complaints, Product and Special Situations Requests: **
Primary Contact and AE specific Questions: **	Primary Contacts: ** **
Secondary Contact and AE specific Questions: **	Secondary Contact and AE specific Questions: ** **

** This portion has been redacted pursuant to a confidential treatment request.

CASI / Sandoz Pharmacovigilance Agreement	Page 9 of 11

APPENDIX II – Product(s):

BENAZEPRIL 10MG 100FCT BO V1 US
BENAZEPRIL 10MG 500FCT BO US
BENAZEPRIL 20MG 100FCT BO V1 US
BENAZEPRIL 20MG 500FCT BO US
BENAZEPRIL 5MG 100FCT BO V1 US
BENAZEPRIL 5MG 500FCT BO US
BISOP FUM 10MG 100FCT BO US
BISOP FUM 10MG 30FCT BO US
BISOP FUM 5MG 100FCT BO US
BISOP FUM 5MG 30FCT BO US
CEFPROZIL 250MG 100FCT BO US
CEFPROZIL 500MG 100FCT BO US
CEFPROZIL 500MG 50FCT BO US
CILOSTAZOL 100MG 500TAB BO US
CILOSTAZOL 100MG 60TAB BO US
CILOSTAZOL 50MG 60TAB BO US
DICLOFENAC POT 50MG 100FCT BO US
DICLOFENAC SOD 25MG 100GRT BO US
DICLOFENAC SOD 50MG 60GRT BO US
DICLOFENAC SOD 75MG 1000GRT BO US
DICLOFENAC SOD 75MG 100GRT BO US
DICLOFENAC SOD 75MG 500GRT BO US
DICLOFENAC SOD 75MG 60GRT BO US
ECONAZOLE NITRATE 1% 15G CRM US
ECONAZOLE NITRATE 1% 30G CRM US
ECONAZOLE NITRATE 1% 85G CRM US
HEPARIN SOD 5000IU/1ML 10LIVI US
LISINOPRIL 10MG 1000TAB BO V5 US
LISINOPRIL 10MG 100TAB BO V4 US
LISINOPRIL 2.5MG 1000TAB BO V2 US
LISINOPRIL 2.5MG 100TAB BO V4 US
LISINOPRIL 20MG 1000TAB BO V5 US
LISINOPRIL 20MG 100TAB BO V4 US
LISINOPRIL 30MG 100TAB BO V3 US
LISINOPRIL 40MG 1000TAB BO V5 US
LISINOPRIL 40MG 100TAB BO V3 US
LISINOPRIL 5MG 1000TAB BO V2 US
LISINOPRIL 5MG 1000TAB BO V5 US
LISINOPRIL 5MG 100TAB BO V1 US
LISINOPRIL 5MG 100TAB BO V3 US
LISINOPRIL BPP 10MG 1000TAB BO V1 US
LISINOPRIL BPP 10MG 100TAB BO V1 US

CASI / Sandoz Pharmacovigilance Agreement	Page 10 of 11

LISINOPRIL BPP 20MG 1000TAB BO V1 US
LISINOPRIL BPP 20MG 100TAB BO V1 US
LISINOPRIL BPP 30MG 100TAB BO V1 US
LISINOPRIL BPP 40MG 1000TAB BO V1 US
LISINOPRIL BPP 40MG 100TAB BO V1 US
LISINOPRIL BPP 5MG 1000TAB BO US
LISINOPRIL BPP 5MG 100TAB BO US
METHIMAZOLE 10MG 1000TAB BO US
METHIMAZOLE 10MG 100TAB BO US
METHIMAZOLE 5MG 1000TAB BO US
METHIMAZOLE 5MG 100TAB BO US
MIDODRINE 10MG 100TAB BO US
MIDODRINE 2.5MG 100TAB BO US
MIDODRINE 5MG 100TAB BO US
MIDODRINE 5MG 500TAB BO US
NABUMETONE 500MG 100FCT BO US
NABUMETONE 500MG 500FCT BO US
NABUMETONE 750MG 100FCT BO US
NABUMETONE 750MG 500FCT BO US
NARATRIPTAN 2.5MG 9FCT UD US
ONDANSETRON HCL 4MG 30FCT BO US
ONDANSETRON HCL 4MG 3FCT UD V1 US
ONDANSETRON HCL 8MG 30FCT BO V1 US
REPAGLINIDE 0.5MG 100TAB BO US
REPAGLINIDE 1MG 100TAB BO US
REPAGLINIDE 2MG 100TAB BO US
RIBAVIRIN 200MG 56HGC BO US
SPIRONOLACTONE 25MG 1000FCT BO US
SPIRONOLACTONE 25MG 100FCT BO US
SPIRONOLACTONE 25MG 500FCT BO US
TIZANIDINE 2MG 1000TAB BO US
TIZANIDINE 2MG 150TAB BO US
TIZANIDINE 4MG 1000TAB BO US
TIZANIDINE 4MG 150TAB BO US
TIZANIDINE 4MG 300TAB BO US
TRIAM/HCT 50+25MG 100HGC BO US

11

Exhibit C

Quality Agreement

[See attached]

Exhibit C to the Asset Purchase Agreement - Quality Agreement

This quality agreement (“Quality Agreement”) addresses key quality attributes not covered in that certain Asset Purchase Agreement dated January 26, 2018, by and between the Parties dated (the “APA”). This Quality Agreement shall become effective as of the Closing Date. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the APA. To the extent there is any conflict between the terms of this Quality Agreement and the terms of the APA, the terms of the Quality Agreement shall prevail with regard to quality issues. For all other matters, the terms of the APA shall prevail.

1.0	Introduction:

In accordance with the terms and conditions of the APA, CASI Pharmaceuticals, Inc. (“BUYER”) and Sandoz Inc. (“SANDOZ”) desire to allocate between themselves certain regulatory responsibilities for the Distribution Products (defined below) set forth on Exhibit A attached hereto during the Seller Distribution Term. SANDOZ (or its Affiliate) is the manufacturer and packager of the Distribution Products listed on Exhibit A of this Quality Agreement. Notwithstanding the foregoing, the regulatory requirements for the Distribution Products are maintained under the applicable regulatory filings for the Products purchased by BUYER under the terms of the APA. “Distribution Products” means the Products set forth on Exhibit A attached hereto that Seller will distribute after the Closing Date.

2.0	Current Good Manufacturing Practices (cGMP) and Applicable Law:
2.1	BUYER and SANDOZ agree that SANDOZ (or its Affiliate) shall manufacture all Distribution Products under a quality system that ensures the Distribution Products (i) are compliant with Law, including current good manufacturing practice (“cGMP”), and (ii) meet U.S. Food and Drug Administration (FDA)-approved product specifications.

3.0	GDUFA:
3.1	BUYER shall follow FDA Guidance on Self-Identification of Generic Drug Facilities, Sites, and Organizations and related fees as outlined in the Generic Drug User Fee Amendments (“GDUFA”) (if applicable).

4.0	Change Management and Approval:
4.1	SANDOZ and BUYER shall utilize a change control procedure in accordance with their respective standard operating procedure(s) (“SOP”) to ensure appropriate review of all manufacturing changes.
4.2	SANDOZ shall inform BUYER regarding major changes to a Distribution Product or process.
4.3	Changes in specifications of material resulting from the update of compendia and pharmacopoeia will be made by SANDOZ without BUYER’s prior approval, but SANDOZ shall notify BUYER regarding the same in writing within ** Business Days of such change(s).

5.0	Product Quality Review (PQR)/Annual Product Review (APR):
5.1	BUYER may request information in support of the PQR/APR. During the Term of this Quality Agreement, SANDOZ shall provide documentation to support the BUYER’s PQR/APR on an annual basis in accordance with cGMP requirements.

** This portion has been redacted pursuant to a confidential treatment request.

Exhibit C to the Asset Purchase Agreement - Quality Agreement

6.0	Batch Manufacturing and Packaging Records:
6.1	SANDOZ shall ensure that manufacturing and packaging of the Distribution Products is carried out in compliance with applicable Laws and according to approved manufacturing procedures and packaging instructions.
6.2	SANDOZ shall compile and archive clear structured batch documentation for each batch of the Distribution Products. The manufacturing batch records as well as testing documentation kept by SANDOZ shall comply with cGMP requirements.
6.3	SANDOZ shall ensure that, upon special requests from BUYER for applicable Regulatory Authorities, the following documents will be provided as copies within ** Business Days to BUYER:
•	Complete manufacturing batch record of applicable bulk products,

•	Certificate(s) of analysis of applicable APIs and of excipients,

•	Certificate(s) of analysis of applicable primary packaging materials, and

•	Test methods used.

7.0	Review of Batch Documentation:
7.1	After detailed review of the batch documentation of each batch by SANDOZ, SANDOZ shall ensure that a statement of compliance with cGMP (Certificate of Compliance (“CoC”), is included or attached to the certificate of analysis (“CoA”) that is signed by a qualified person.
7.2	The CoC shall include at a minimum the following: batch identification, name and address of SANDOZ, date of manufacturing/release/expiration, confirmation that the batch was manufactured/tested in compliance with cGMP requirements and per the registered manufacturing process, confirmation that the batch records for the batch have been reviewed and followed SANDOZ procedures and cGMP requirements and signature of certification.

8.0	Deviations, Corrective and Preventive Actions:
8.1	Deviation/failure investigations must be handled according to SANDOZ’s SOPs.
8.2	Critical or major deviations (or equivalent categories) that may have an impact on the release to the market decision or disrupt the supply shall be reported to BUYER prior to shipment.

9.0	Stability Testing:
9.1	SANDOZ is responsible for maintaining a follow-up stability program under ICH conditions or as required by legislation. SANDOZ will investigate any stability failures and notify BUYER within ** Business Days after discovery.

10.0	Distribution Product Complaints/Investigation Support:
10.1	Upon receipt of complaint, SANDOZ shall attempt to warm transfer Complaint Reports to BUYER at **. If warm transfer is not possible, Sandoz shall provide all available complaint report information via secure e-mail with acknowledgment from the BUYER required as soon as possible.
10.2	SANDOZ shall obtain appropriate contact information and event description regarding the complaint report and submit details of same to the BUYER via email at **, within ** Business Day of receipt by SANDOZ.
10.3	For any complaint requests, BUYER shall contact Sandoz via **. Upon request by BUYER, SANDOZ shall investigate complaints associated with the manufacturing of the Distribution Product. Within ** calendar days after receipt, SANDOZ shall supply BUYER with an approved investigation document. A more urgent time period for investigations will be met for complaints which may represent a significant safety issue, as determined by BUYER and/or SANDOZ.

** This portion has been redacted pursuant to a confidential treatment request.

Exhibit C to the Asset Purchase Agreement - Quality Agreement

11.0	Adverse Events:
11.1	Refer directly to the Pharmacovigilance Agreement (as defined in the APA).

12.0	Recall:
12.1	BUYER and SANDOZ will jointly agree on all decisions related to Distribution Product recalls, market withdrawals and field alerts concerning the finished Distribution Product. In the event that the Parties cannot agree, SANDOZ will decide on market action for SANDOZ labeled product. BUYER will be responsible for all associated Regulatory Authority notifications. SANDOZ shall be responsible for conducting, handling or processing recalls, withdrawals, and/or field corrections of and/or related to units of Distribution Products by SANDOZ based on safety, efficacy, failure to comply with cGMP, or similar concerns, with respect to any Distribution Products manufactured or distributed by SANDOZ during the Seller Distribution Term.
12.2	For any Product(s) sold by SANDOZ prior to the Closing Date, SANDOZ will be responsible for any recalls, market withdrawals and field alerts relating to such Product(s), and SANDOZ will be responsible for all associated Regulatory Authority notifications.

13.0	Warehouse:
13.1	SANDOZ shall, in compliance with Laws and per SANDOZ SOPs, ensure that starting materials and Distribution Products are stored under appropriate conditions of temperature and humidity, light and cleanliness so that identity, strength and purity are not affected. In the event that the quality of the materials/products in the warehouse could be adversely affected for any reason, SANDOZ shall take immediate action to prevent further damage. In any case, SANDOZ shall inform BUYER of such events and associated actions in writing within ** Business Days.

14.0	Packaging for Dispatch and Transport:
14.1	SANDOZ is responsible for compliance with applicable Laws and SOPs related to the packaging, preparation for shipment/transport, and the shipment/transport of the Distribution Products.
14.2	If deviations are identified during shipment/transport for which SANDOZ is responsible, SANDOZ shall generate deviation reports and submit to the BUYER, including remediation efforts.

15.0	Release of Distribution Product:
15.1	The final release of the Distribution Product to the market is the responsibility of SANDOZ per this Quality Agreement.
15.2	SANDOZ shall comply with applicable Laws, including but not limited to, the requirements set forth per the Drug Supply Chain Security Act (H.R. 3204).

** This portion has been redacted pursuant to a confidential treatment request.

Exhibit C to the Asset Purchase Agreement - Quality Agreement

16.0	Audit:
16.1	During the term of this Quality Agreement, and for a period of no more than ** year after the expiration date of the last batch the Distribution Products manufactured and sold by SANDOZ during the Seller Distribution Term, BUYER may audit SANDOZ for activities that SANDOZ performs under this Quality Agreement. Any such audit shall be conducted during regular business hours and at BUYER's cost. BUYER shall provide not less than ** days advance written notice of its desire to conduct an audit to SANDOZ. SANDOZ shall not unreasonably withhold approval of such an audit. Prior to any audit, BUYER shall provide an audit plan/scope, which shall be reviewed and agreed upon by SANDOZ and BUYER. Following critical events that impact product quality/safety, Recalls or adverse FDA inspection and/or observation, BUYER may audit SANDOZ for activities that SANDOZ performs under this Quality Agreement. Any such audit shall be conducted during regular business hours and at BUYER's cost. Both parties agree to work collaboratively, and in a timely fashion to schedule audit.

16.2	SANDOZ will allow on-site access to facilities, procedures, and other documentation, related to the manufacture of the Distribution Products (including to subcontractors involved in such activities, if any). Audits shall not include access to SANDOZ's electronic systems. Any information from electronic systems will be provided to BUYER during on-site audit.

17.0	Key Contacts:
17.1	The names of the persons at BUYER and SANDOZ who are responsible for matters relating to manufacture of Distribution Products are set forth in the table below. If changes are made pertaining to these key contacts, the Party making such change shall, in a timely manner, inform the other Party in writing.

** This portion has been redacted pursuant to a confidential treatment request.

Exhibit C to the Asset Purchase Agreement - Quality Agreement

Name/Title	Site	Telephone	e-mail
SANDOZ
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**
BUYER
**	**	**	**
**	**	**	**
**	**	**	**
**	**	**	**

** This portion has been redacted pursuant to a confidential treatment request.

Exhibit C to the Asset Purchase Agreement - Quality Agreement

18.0	Terms of Expiry
18.1	This Quality Agreement shall expire upon expiration of the Seller Distribution Term.

19.0	Approvals:
SANDOZ INC.	BUYER

**

**

**

**

**

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** This portion has been redacted pursuant to a confidential treatment request.

Exhibit C to the Asset Purchase Agreement - Quality Agreement

Exhibit A: List of Distribution Products**

ANDA number	Product	ANDA Approval status	Strength	Seller to Distribute Product after Closing Date (Y/N)
	185005301 - BENAZEPRIL 10MG 100FCT BO V1 US	Approved	10 mg	**
	185005305 - BENAZEPRIL 10MG 500FCT BO US	Approved	10 mg	**
	185050501 - BENAZEPRIL 5MG 100FCT BO V1 US	Approved	5 mg	**
76402	185050505 - BENAZEPRIL 5MG 500FCT BO US	Approved	5 mg	**
	185082001 - BENAZEPRIL 20MG 100FCT BO V1 US	Approved	20 mg	**
	185082005 - BENAZEPRIL 20MG 500FCT BO US	Approved	20 mg	**
	185077101 - BISOP FUM 5MG 100FCT BO US	Approved	Tablet	**
75643	185077130 - BISOP FUM 5MG 30FCT BO US	Approved	Tablet	**
	185077401 - BISOP FUM 10MG 100FCT BO US	Approved	Tablet	**
	185077430 - BISOP FUM 10MG 30FCT BO US	Approved	Tablet	**
	970663 - CEFPROZIL 500MG 100FCT BO US	Approved	500 mg	**
65257	972156 - CEFPROZIL 500MG 50FCT BO US	Approved	500 mg	**
	972157 - CEFPROZIL 250MG 100FCT BO US	Approved	250 mg	**
	185012360 - CILOSTAZOL 50MG 60TAB BO US	Approved	50 mg	**
77310	185022305 - CILOSTAZOL 100MG 500TAB BO US	Approved	100 mg	**
	185022360 - CILOSTAZOL 100MG 60TAB BO US	Approved	100 mg	**
75229	501701 - DICLOFENAC POT 50MG 100FCT BO US	Approved	50 mg	**

** This portion has been redacted pursuant to a confidential treatment request.

Exhibit C to the Asset Purchase Agreement - Quality Agreement

74394	178501 - DICLOFENAC SOD 25MG 100GRT BO US	Approved	25 mg	**
74376	178901 - DICLOFENAC SOD 75MG 100GRT BO US	Approved	75 mg	**
74376	44014930 - DICLOFENAC SOD 50MG 60GRT BO US	Approved	50 mg	**
	44014932 - DICLOFENAC SOD 75MG 60GRT BO US	Approved	75 mg	**
74394	44014933 - DICLOFENAC SOD 75MG 500GRT BO US	Approved	75 mg	**
	44014934 - DICLOFENAC SOD 75MG 1000GRT BO US	Approved	75 mg	**
76075	44049874 - ECONAZOLE NITRATE 1% 15G CRM US	Approved	1%	**
	44049875 - ECONAZOLE NITRATE 1% 30G CRM US	Approved	1%	**
	44049876 - ECONAZOLE NITRATE 1% 85G CRM US	Approved	1%	**
91659	44063426 - HEPARIN SOD 5000IU/1ML 10LIVI US	Approved	5000 IU/mL	**

** This portion has been redacted pursuant to a confidential treatment request.

Exhibit C to the Asset Purchase Agreement - Quality Agreement

	44062559 - LISINOPRIL 10MG 1000TAB BO V5 US	Approved	10 mg	**
	44062579 - LISINOPRIL 20MG 1000TAB BO V5 US	Approved	20 mg	**
	44062580 - LISINOPRIL 2.5MG 1000TAB BO V2 US	Approved	2.5 mg	**
	44062581 - LISINOPRIL 20MG 100TAB BO V4 US	Approved	20 mg	**
	44062582 - LISINOPRIL 5MG 1000TAB BO V5 US	Approved	5 mg	**
	44062583 - LISINOPRIL 5MG 100TAB BO V3 US	Approved	5 mg	**
	44062584 - LISINOPRIL 2.5MG 100TAB BO V4 US	Approved	2.5 mg	**
	44062585 - LISINOPRIL 10MG 100TAB BO V4 US	Approved	10 mg	**
	44062590 - LISINOPRIL 40MG 1000TAB BO V5 US	Approved	40 mg	**
	44062592 - LISINOPRIL 30MG 100TAB BO V3 US	Approved	30 mg	**
75994	44062593 - LISINOPRIL 40MG 100TAB BO V3 US	Approved	40 mg	**
	185540001 - LISINOPRIL 5MG 100TAB BO V1 US	Approved	5 mg	**
	185540010 - LISINOPRIL 5MG 1000TAB BO V2 US	Approved	5 mg	**
	44057665 - LISINOPRIL BPP 5MG 100TAB BO US	Approved	5 mg	**
	44057666 - LISINOPRIL BPP 5MG 1000TAB BO US	Approved	5 mg	**
	44066630 - LISINOPRIL BPP 40MG 1000TAB BO V1 US	Approved	40 mg	**
	44066631 - LISINOPRIL BPP 10MG 100TAB BO V1 US	Approved	10 mg	**
	44066632 - LISINOPRIL BPP 30MG 100TAB BO V1 US	Approved	30 mg	**
	44066633 - LISINOPRIL BPP 20MG 1000TAB BO V1 US	Approved	20 mg	**
	44066634 - LISINOPRIL BPP 10MG 1000TAB BO V1 US	Approved	10 mg	**
	44066635 - LISINOPRIL BPP 20MG 100TAB BO V1 US	Approved	20 mg	**
	44066638 - LISINOPRIL BPP 40MG 100TAB BO V1 US	Approved	40 mg	**

** This portion has been redacted pursuant to a confidential treatment request.

Exhibit C to the Asset Purchase Agreement - Quality Agreement

	185020501 - METHIMAZOLE 5MG 100TAB BO US	Approved	5 mg	**
	185020510 - METHIMAZOLE 5MG 1000TAB BO US	Approved	5 mg	**
40411	185021001 - METHIMAZOLE 10MG 100TAB BO US	Approved	5 mg	**
	185021010 - METHIMAZOLE 10MG 1000TAB BO US	Approved	5 mg	**
	185004001 - MIDODRINE 2.5MG 100TAB BO US	Approved	2.5 mg	**
76514	185004301 - MIDODRINE 5MG 100TAB BO US	Approved	5 mg	**
	185004305 - MIDODRINE 5MG 500TAB BO US	Approved	5 mg	**
	185014901 - MIDODRINE 10MG 100TAB BO US	Approved	10 mg	**
	185014501 - NABUMETONE 500MG 100FCT BO US	Approved	500 mg	**
75280	185014505 - NABUMETONE 500MG 500FCT BO US	Approved	500 mg	**
	185014601 - NABUMETONE 750MG 100FCT BO US	Approved	750 mg	**
	185014605 - NABUMETONE 750MG 500FCT BO US	Approved	750 mg	**

** This portion has been redacted pursuant to a confidential treatment request.

Exhibit C to the Asset Purchase Agreement - Quality Agreement

90288	44021447 - NARATRIPTAN 2.5MG 9FCT UD US	Approved	1 mg & 2.5 mg	**
	167931 - ONDANSETRON HCL 4MG 30FCT BO US	Approved	4 mg	**
77517	168131 - ONDANSETRON HCL 8MG 30FCT BO V1 US	Approved	8 mg	**
	44013938 - ONDANSETRON HCL 4MG 3FCT UD V1 US	Approved	4 mg	**
	44014642 - REPAGLINIDE 0.5MG 100TAB BO US	Approved	0.5 mg	**
78555	44014643 - REPAGLINIDE 1MG 100TAB BO US	Approved	1 mg	**
	44014644 - REPAGLINIDE 2MG 100TAB BO US	Approved	2 mg	**
76192	204316 - RIBAVIRIN 200MG 56HGC BO US	Approved	200 mg	**
	159901 - SPIRONOLACTONE 25MG 100FCT BO US	Approved	25 mg	**
86809	159905 - SPIRONOLACTONE 25MG 500FCT BO US	Approved	25 mg	**
	159910 - SPIRONOLACTONE 25MG 1000FCT BO US	Approved	25 mg	**
	185003410 - TIZANIDINE 2MG 1000TAB BO US	Approved	2 mg	**
	185003451 - TIZANIDINE 2MG 150TAB BO US	Approved	2 mg	**
76280	185440010 - TIZANIDINE 4MG 1000TAB BO US	Approved	4 mg	**
	185440023 - TIZANIDINE 4MG 300TAB BO US	Approved	4 mg	**
	185440051 - TIZANIDINE 4MG 150TAB BO US	Approved	4 mg	**
73191	271501 - TRIAM/HCT 50+25MG 100HGC BO US	Approved	50/25 mg	**
203489	Telmisartan and Hydrochlorothiazide Tabs	Pending	40 mg/12.5 mg - NDC 0781-5391-64 in unit dose pack of 30 tablets (3 x 10 unit-dose)	**

80 mg/12.5 mg - NDC 0781-5392-64 in unit dose pack of 30 tablets (3 x 10 unit-dose)

80 mg/25 mg - NDC 0781-5393-64 in unit dose pack of 30 tablets (3 x 10 unit-dose)
78611	Aripiprazole Tablets, 5 mg, 10 mg, 15 mg, 20 mg and 30 mg	Pending	5 mg, 10 mg, 15 mg, 20 mg and 30 mg	**
206080	Bepotastine Oph Solution 1.5%	Tentatively Approved. PIII till September 2024	1.50%	**

** This portion has been redacted pursuant to a confidential treatment request.

Exhibit C to the Asset Purchase Agreement - Quality Agreement

204028	Desvenlafaxine	Approved	100 mg: 30, 90, 1000	**
206672	Entecavir Tablets 0.5 mg and 1 mg	Approved	0.5 mg and 1 mg	**
203746	Bromfenac Oph Solution, 0.09%	Pending	0.09%	**
203384	Epinastine HCl Ophthalmic Solution, 0.05%	Approved	0.05%	**
90279	Burprenorphine HCL SLT	Approved		**

** This portion has been redacted pursuant to a confidential treatment request.

Exhibit C to the Asset Purchase Agreement - Quality Agreement

Exhibit D

Form of Assignment and Assumption Agreement for Intellectual Property Agreement(s)

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”) is made as of this ____ day of _____________, 201_ (the “Effective Date”), by and between Sandoz Inc., a Colorado corporation, with offices at 100 College Road West, Princeton, new Jersey 08540 (“Assignor”) and CASI Pharmaceuticals, Inc., a Delaware corporation, with offices at 9620 Medical Center Drive, #300, Rockville, Maryland 20850 (“Assignee”). Assignor and Assignee are each referred to individually as a “Party” and together as the “Parties.”

W I T N E S S E T H :

WHEREAS, on _______________, Assignor and ___________, entered into that certain ______________ (the “Agreement”);

WHEREAS, Assignor and Assignee are parties to that certain Asset Purchase Agreement, dated as of the 26th day of January, 2018 (the “APA”);

WHEREAS, Assignor desires to assign to Assignee, and Assignee desires to assume from Assignor, all of Assignor's rights, obligations, debts and liabilities under, or related to, the Agreement, with effect from the Effective Date on the terms of this Assignment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and as more fully set forth in the APA and subject to the terms and conditions therein, Assignor and the Assignee intending to be legally bound, agree as follows:

1.	Assignment.

a.	Assignor hereby assigns and transfers absolutely to Assignee the Agreement and all of its: (i) rights under the Agreement; and (ii) obligations, debts and liabilities under, or related to, the Agreement (“Liabilities”) relating to periods on or after the Effective Date; and

b.	Assignee shall enjoy all the rights and benefits of Assignor under the Agreement with effect from the Effective Date, and all references to Assignor in the Agreement shall be read and construed as references to Assignee.

2.	Assumption. Assignee hereby accepts the assignment of the Agreement and all of Assignor’s rights under the Agreement, and with effect from the Effective Date, agrees to assume and discharge and perform when due all of Assignor’s Liabilities as if Assignee were, and had originally been, a party to the Agreement in place of Assignor.

3.	Liabilities. Nothing in this Assignment shall be construed as: (a) requiring Assignee to observe, perform or discharge any obligation created by or arising under the Agreement falling due for performance, or which should have been performed, before the Effective Date; or (b) making Assignee liable for any liabilities, claims or demands arising in relation to the Agreement to the extent they have arisen or arise (whether before or after the Effective Date) as a result of, or otherwise relate to an act, omission, fact, matter, circumstance or event undertaken, occurring, in existence or arising before the Effective Date.

4.	Successors and Assigns. The terms and provisions hereof shall inure to the benefit of, and be binding upon the Parties and their respective successors and permitted assigns. No Party shall assign, encumber or otherwise transfer this Assignment or any part of it to any Third Party, without the prior written consent of the other Party which consent will not be unreasonably withheld; provided, however, that notwithstanding the foregoing, no such consent shall be required in the event of any assignment or transfer of this Assignment (a) to any of its affiliates, or (b) to any successor in interest to such Party’s business, whether by merger, sale of assets or otherwise; in the event of which a Party shall only be required to give written notice of such assignment or transfer to the other Party but will not be required to obtain the consent of the other Party. In the case of any assignment or other transfer, the assigning Party shall remain liable for the full and timely performance of the transferee.

5.	Severability. Should any part or provision of this Assignment be held unenforceable or in conflict with applicable law, the invalid or unenforceable part or provision shall, provided that it does not affect the essence of this Assignment, be replaced with a revision which accomplishes, to the greatest extent possible, the original commercial purpose of such part or provision in a valid and enforceable manner, and the balance of this Assignment shall remain in full force and effect and binding upon the Parties hereto.

6.	Arbitration. Any disputes arising out of or in connection with this Assignment shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with the rules. The legal place of arbitration shall be New York, NY, USA. The language of the arbitration shall be English.

7.	Governing Law; English Language. This Assignment shall be governed, interpreted and construed in accordance with the substantive laws of the State of Delaware, U.S.A., without regard to its conflict of laws principles. To the extent that it may otherwise be applicable, the Parties hereby expressly agree to unconditionally waive and exclude from the operation of this Agreement the United Nations Convention on Contracts for the International Sale of Goods, concluded at Vienna, on 11 April 1980, as amended and as may be amended further from time to time. This Assignment has been negotiated and drafted by the Parties in the English language. Any translation into any other language shall not be an official version thereof. In the event any translation of this Agreement is prepared for convenience or for any other purpose, the provisions of the English version shall prevail.

8.	Counterparts; PDF. This Assignment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument. PDF and facsimile signatures shall constitute original signatures. The Parties agree that the electronic signatures appearing on this Assignment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility pursuant to the Electronic Signatures in Global and National Commerce (ESIGN) Act of 2000, and Uniform Electronic Transactions Act (UETA) model law, or similar Applicable Laws.

13

IN WITNESS WHEREOF, the Parties hereto have executed this Assignment as of the Effective Date.

CASI Pharmaceuticals, Inc.

By:

Name:

Title:

SANDOZ INC.

By:

Name:

Title:

Exhibit E

Form of Seller FDA Letter

<DATE>

Office of Generic Drugs, HFD-600

Center for Drug Evaluation and Research

Food and Drug Administration

Document Control Room

7620 Standish Place

Rockville, MD 20855

TRANSFER	OF	OWNERSHIP

Divestiture

Reference:	<PRODUCT NAME>

ANDA # <NUMBER>

In accordance with 21 CFR §314.72(a)(1), Sandoz Inc. hereby notifies the Agency that we are transferring ownership, including all rights to ANDA <NUMBER> for <PRODUCT NAME> to <COMPANY NAME> The change in ownership is effective as of <DATE> and all rights of ownership for the referenced ANDA have been transferred to:

<COMPANY NAME>

<CONTACT NAME>

<ADDRESS LINE 1>

<ADDRESS LINE 2>

<TELEPHONE>

<FAX>

<EMAIL>

This submission is being sent to the Agency through the Electronic Submissions Gateway (ESG). The submission is presented in electronic format and is comprised of approximately 1 megabyte.

This document contains trade secrets and/or confidential commercial information and is therefore exempt from disclosure under the Freedom of Information Act and FDA implementing regulations.

If there are any questions regarding the content of this submission, please contact <CONTACT NAME> at <TELEPHONE NUMBER>, or via facsimile at <NUMBER> or e-mail:<EMAIL ADDRESS>.

Sincerely,

<CONTACT INFORMATION>

Form of Buyer FDA Letter

Buyer ANDA Letter

<DATE>

Office of Generic Drugs, HFD-600
Center for Drug Evaluation and Research	Sequence: <NUMBER>
Food and Drug Administration
Document Control Room
7620 Standish Place
Rockville, MD 20855

- General Correspondence – Acceptance of Ownership -

Reference:	ANDA <NUMBER>

<PRODUCT NAME>

Reference is made to Sandoz Inc.’s (“Sandoz”) approved Abbreviated New Drug Application for <PRODUCT NAME>.

Reference is also made to <COMPANY’S NAME> <DATE> Transfer of Ownership of ANDA <NUMBER> in which they notified the Agency that ownership has been transferred to <COMPANY NAME>.

In accordance with 21 CFR 314.72(a)(2) <COMPANY NAME> is notifying the Agency that on <DATE> <COMPANY NAME> became the owner of ANDA <NUMBER>. In addition, a complete copy of the application was received from <COMPANY> on <DATE>. Furthermore, <COMPANY> hereby commits to abide by the agreements, commitments, and conditions currently contained in the application. If changes do arise from the transfer Sandoz will submit these changes to the application, as applicable.

<COMPANY> contact information is as follows:

Name:
Title:
Address
Telephone Number:
Fax Number:
Email:

This correspondence is being submitted via the electronic submission gateway. The size of the submission is approximately 5 MB. This submission is virus free. The files were scanned for virus using McAfee Virus Scan Enterprise Version 8.5i.

This document contains trade secrets and/or confidential commercial information and is therefore exempt from disclosure under the Freedom of Information Act and FDA implementing regulations.

If there are any questions regarding the content of this submission, please contact <CONTACT NAME> at <TELEPHONE NUMBER>, or via facsimile at <NUMBER> or e-mail:<EMAIL ADDRESS>.

Sincerely,

<CONTACT INFORMATION>

Exhibit F

Transition Agreement

[See attached]

Executive Version

TRANSITION AGREEMENT

between

CASI Pharmaceuticals, Inc.

and

SANDOZ INC.

and

Dated as of January 26, 2018

TRANSITION AGREEMENT

This TRANSITION AGREEMENT (this “Agreement”) is made as of this 26th day of January, 2018, by and between Sandoz Inc., a Colorado corporation, with offices at 100 College Road West, Princeton, New Jersey 08540 (“Sandoz”), and CASI Pharmaceuticals, Inc., a Delaware corporation, with offices at 9620 Medical Center Drive, Rockville, MD 20850 (“Buyer”). Sandoz and Buyer are each referred to individually as a “Party” and together as the “Parties.”

RECITALS

WHEREAS, Sandoz and Buyer are parties to that certain Asset Purchase Agreement, dated even with the date hereof (as such agreement may be amended from time to time, the “APA”); and

WHEREAS, the APA provides that Sandoz shall provide Buyer with certain assistance, information and knowledge to effect a transfer of the Purchased Assets from Sandoz to Buyer, and that the Parties (or their Affiliates) will enter into this Agreement on the Closing Date to provide for additional transition assistance.

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.       DEFINITIONS

The capitalized terms used in this Agreement shall have the meanings as defined below or, if not defined below, as defined in the APA:

“**” shall have the meaning ascribed to it in Section 2.1.

“Tech Transfer Services” shall have the meaning ascribed to it in Section 2.1.

“Term” shall have the meaning ascribed to it in Section 3.

2.       Services to be Performed

2.1 Tech Transfer Services. Sandoz shall use commercially reasonable efforts to cause appropriate employees and representatives to discuss Buyer’s inquiries and respond to Buyer’s written queries specifically relating to the Technical Transfer Documentation upon reasonable request during the Term (the “Tech Transfer Services”). Sandoz shall arrange for an in-person meeting at its ** manufacturing site (“**”) to answer questions about the Technical Transfer Documentation promptly after the closing at a time to be mutually agreed with Buyer, but not later than ** Business Days after the Closing Date.

2.2 Responsibilities. Sandoz shall perform the Tech Transfer Services in a ** manner, and in accordance with this Agreement and the standards that Sandoz would normally use to accomplish a similar objective under similar circumstances exercising reasonable business judgment. Sandoz shall devote that portion of Sandoz's business time, attention, skill and energy as may be reasonably necessary to support the Tech Transfer Services, but in no event shall Sandoz be required to devote more hours than the amounts listed in Section 4.1 below. Sandoz shall provide sufficiently skilled and experienced staff necessary to perform the Tech Transfer Services. Notwithstanding the foregoing, Buyer acknowledges that nothing in this Agreement shall require Sandoz to retain any specific personnel, or that shall limit or restrict the right of Sandoz to restructure or change its manufacturing operations.

** This portion has been redacted pursuant to a confidential treatment request.

2

2.3 Coordination. Sandoz shall appoint one individual, to serve as the project manager overseeing the provision of Tech Transfer Services by Sandoz. Such project manager shall coordinate the collection of questions and requests for information from Buyer personnel, and shall ensure that such questions and requests for information are fully addressed by Sandoz personnel. Buyer agrees that all communications to Sandoz by Buyer must be made through such project manager. Sandoz in its sole discretion may from time to time designate a different individual to serve as such project manager.

3.       TERM

The term of this Agreement shall commence as of the date of this Agreement and, unless sooner terminated in accordance with this Agreement, shall continue for a period of: ** (the “Term”). Upon the effective date of termination of this Agreement, the obligations and liabilities of each Party to the other shall cease and terminate, and this Agreement shall be of no further force or effect, except as otherwise provided herein.

4.       COMPENSATION

During the Term, in addition to the meeting referenced in the last sentence of Section 2.1, Sandoz shall perform not more than ** of Tech Transfer Services, not to exceed **, as reasonably requested by Buyer. **. Sandoz shall submit to Buyer an invoice within ** Business Days of the end of each month of this Agreement setting forth in reasonable detail all hours worked by each individual providing such Tech Transfer Services to Buyer and a description of the services performed by such individual.

5.       EXPENSES.

Buyer shall reimburse Sandoz for all reasonable out-of-pocket expenses, subject to any required approvals pursuant to the next sentence, incurred by Sandoz in rendering the Tech Transfer Services (collectively, the “Expenses”). All Expenses exceeding ** per month in the aggregate or ** individually shall require the prior written approval of Buyer in order to be reimbursed. All reimbursement requests for out-of-pocket Expenses shall be submitted not later than ** days after the expiration of the Term, together with copies of such supporting documentation as may be reasonably requested by Buyer.

6.       Reserved

7.       ETHICAL CONDUCT AND COMPLIANCE WITH LAWS

Sandoz agrees to perform Sandoz’s responsibilities under this Agreement in accordance with the **. Sandoz shall comply with all laws, rules and regulations, whether federal, state or local, in the Territory, that are applicable to Sandoz providing Buyer the Tech Transfer Services.

8.       CONFLICTS

Each Party represents, warrants and covenants that it is not, and shall not become, a party to any contract or other agreement with any other Person that would interfere with or prevent such Party from complying with the terms and provisions of this Agreement.

** This portion has been redacted pursuant to a confidential treatment request.

3

9.       STATUS OF SANDOZ

In rendering services pursuant to this Agreement, Sandoz shall be an independent contractor. As an independent contractor, Sandoz shall have no authority, express or implied, to commit or obligate Buyer in any manner whatsoever. Nothing contained in this Agreement shall be construed or applied to create a partnership or joint venture.

10.       TERMINATION

10.1       For Cause. **.

10.2       Without Cause. **.

10.3       Survival Upon Termination. The provisions of Sections 10 (Termination), 12 (Notices) and 13 (Miscellaneous) shall survive any termination of this Agreement.

10.4       Effect of Termination. Any termination of this Agreement shall not affect either Party’s rights or obligations with respect to payments of compensation, costs or expenses incurred or due for Tech Transfer Services performed prior to the date of termination.

11.       Reserved

12.       NOTICES

All notices and other communications required or permitted to be given or made pursuant to this Agreement shall be in writing signed by the sender and shall be deemed duly given (a) on the date delivered, if personally delivered, (b) on the date sent by telecopier with automatic confirmation by the transmitting machine showing the proper number of pages were transmitted without error, (c) on the Business Day after being sent by Federal Express or another recognized overnight mail service which utilizes a written form of receipt for next day or next Business Day delivery or (d) three (3) Business Days after mailing, if mailed by U.S. postage-prepaid certified or registered mail, return receipt requested, in each case addressed to the applicable Party at the address set forth below; provided that a Party may change its address for receiving notice by the proper giving of notice hereunder:

if to Seller, to:

Sandoz Inc.

100 College Road West

Princeton, New Jersey 08540

Attention: President

With a copy (which shall not constitute notice) to:

Sandoz Inc.

100 College Road West

Princeton, New Jersey 08540

Attention: General Counsel

** This portion has been redacted pursuant to a confidential treatment request.

4

if to Buyer, to:

CASI Pharmaceuticals, Inc.

9620 Medical Center Drive #300

Rockville, Maryland 20850

Attention: Chief Executive Officer

With a copy (which shall not constitute notice) to:

CASI Pharmaceuticals, Inc.

9620 Medical Center Drive #300

Rockville, Maryland 20850

Attention: General Counsel

13.       MISCELLANEOUS

13.1       Governing Law and Jurisdiction. The laws of the State of Delaware shall govern the validity and construction of this Agreement and all rights and obligations of, and disputes between the Parties arising out of or related to this Agreement or the transactions contemplated by this Agreement, whether in contract, tort or otherwise, without regard to the principles of conflict of laws of the State of Delaware. The Parties submit to the jurisdiction of all state and federal courts sitting in the State of Delaware for all actions and proceedings arising out of or relating to this Agreement.

13.2       Taxes. ** shall be fully responsible for payment of all income taxes, social security taxes, and for any other taxes or payment which may be due and owing by ** as the result of fees or amounts paid to it by ** under this Agreement, and ** shall indemnify and hold harmless ** from and against any such tax or payment.

13.3       WAIVER OF RIGHT TO JURY TRIAL. BY EXECUTING THIS AGREEMENT, THE PARTIES KNOWINGLY AND WILLINGLY WAIVE ANY RIGHT THEY HAVE UNDER APPLICABLE LAW TO A TRIAL BY JURY IN ANY DISPUTE ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE ISSUES RAISED BY THAT DISPUTE.

13.4       Miscellaneous. This Agreement may be amended, waived, changed, modified or discharged only by an agreement in writing signed by all of the Parties. The terms and provisions hereof shall inure to the benefit of, and be binding upon the Parties and their respective successors and permitted assigns. No Party shall assign, encumber or otherwise transfer this Agreement or any part of it to any Third Party, without the prior written consent of the other Party which consent will not be unreasonably withheld; provided, however, that notwithstanding the foregoing, no such consent shall be required in the event of any assignment or transfer of this Agreement (a) by either Party to any of its Affiliates, or (b) by either Party, to any successor in interest to all or any part of such Party’s business, whether by merger, sale of assets or otherwise; in the event of which a Party shall only be required to give written notice of such assignment or transfer to the other Party but will not be required to obtain the consent of the other Party. In the case of any sale, assignment, divestiture or other transfer, the assigning Party shall remain liable for the full and timely performance of the transferee. This Agreement may be executed and delivered by facsimile signature or other electronic format and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In the event that any section or any part of a section of this Agreement should be declared void, invalid, or unenforceable by any court of law, for any reason, such a determination shall not render void, invalid, or unenforceable any other section or any part of any other section of this Agreement and the remainder of this Agreement shall remain in full force and effect. No delay by or omission of any Party in exercising any right, power, privilege, or remedy shall impair such right, power, privilege, or remedy or be construed as a waiver thereof.

** This portion has been redacted pursuant to a confidential treatment request.

5

[Signature Page Follows]

6

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above set forth.

CASI Pharmaceuticals, Inc.		SANDOZ INC.

By:		By:
Name:	**	Name:
Title:	**	Title:

** This portion has been redacted pursuant to a confidential treatment request.

Exhibit G

Technical Transfer Documentation

Document Name	Description of Document
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**

** This portion has been redacted pursuant to a confidential treatment request.

SCHEDULES

Schedule 1.3	ANDAs

Schedule 1.4	API Provider and Excipient Vendor List

Schedule 1.44	Raw Materials

Schedule 1.48	Sample Product

Schedule 1.50	Seller’s Knowledge

Schedule 6.2.2.2	Settled, Dismissed, Pending or Threatened ANDA Infringement Claims

Schedule 6.2.3.1	Pending Legal Proceedings

Schedule 6.2.3.2	Prior Legal Proceedings

Schedule 6.2.5	Recalls

Schedule 1.3

ANDAs

ANDA number	Product	ANDA Approval status	Strength	Seller to Distribute Product after Closing Date (Y/N)
	185005301 - BENAZEPRIL 10MG 100FCT BO V1 US	Approved	10 mg	**
	185005305 - BENAZEPRIL 10MG 500FCT BO US	Approved	10 mg	**
	185050501 - BENAZEPRIL 5MG 100FCT BO V1 US	Approved	5 mg	**
76402	185050505 - BENAZEPRIL 5MG 500FCT BO US	Approved	5 mg	**
	185082001 - BENAZEPRIL 20MG 100FCT BO V1 US	Approved	20 mg	**
	185082005 - BENAZEPRIL 20MG 500FCT BO US	Approved	20 mg	**
	185077101 - BISOP FUM 5MG 100FCT BO US	Approved	Tablet	**
75643	185077130 - BISOP FUM 5MG 30FCT BO US	Approved	Tablet	**
	185077401 - BISOP FUM 10MG 100FCT BO US	Approved	Tablet	**
	185077430 - BISOP FUM 10MG 30FCT BO US	Approved	Tablet	**
	970663 - CEFPROZIL 500MG 100FCT BO US	Approved	500 mg	**
65257	972156 - CEFPROZIL 500MG 50FCT BO US	Approved	500 mg	**
	972157 - CEFPROZIL 250MG 100FCT BO US	Approved	250 mg	**
	185012360 - CILOSTAZOL 50MG 60TAB BO US	Approved	50 mg	**
77310	185022305 - CILOSTAZOL 100MG 500TAB BO US	Approved	100 mg	**
	185022360 - CILOSTAZOL 100MG 60TAB BO US	Approved	100 mg	**

** This portion has been redacted pursuant to a confidential treatment request.

75229	501701 - DICLOFENAC POT 50MG 100FCT BO US	Approved	50 mg	**
74394	178501 - DICLOFENAC SOD 25MG 100GRT BO US	Approved	25 mg	**
74376	178901 - DICLOFENAC SOD 75MG 100GRT BO US	Approved	75 mg	**
74376	44014930 - DICLOFENAC SOD 50MG 60GRT BO US	Approved	50 mg	**
	44014932 - DICLOFENAC SOD 75MG 60GRT BO US	Approved	75 mg	**
74394	44014933 - DICLOFENAC SOD 75MG 500GRT BO US	Approved	75 mg	**
	44014934 - DICLOFENAC SOD 75MG 1000GRT BO US	Approved	75 mg	**
76075	44049874 - ECONAZOLE NITRATE 1% 15G CRM US	Approved	1%	**
	44049875 - ECONAZOLE NITRATE 1% 30G CRM US	Approved	1%	**
	44049876 - ECONAZOLE NITRATE 1% 85G CRM US	Approved	1%	**
91659	44063426 - HEPARIN SOD 5000IU/1ML 10LIVI US	Approved	5000 IU/mL	**

** This portion has been redacted pursuant to a confidential treatment request.

	44062559 - LISINOPRIL 10MG 1000TAB BO V5 US	Approved	10 mg	**
	44062579 - LISINOPRIL 20MG 1000TAB BO V5 US	Approved	20 mg	**
	44062580 - LISINOPRIL 2.5MG 1000TAB BO V2 US	Approved	2.5 mg	**
	44062581 - LISINOPRIL 20MG 100TAB BO V4 US	Approved	20 mg	**
	44062582 - LISINOPRIL 5MG 1000TAB BO V5 US	Approved	5 mg	**
	44062583 - LISINOPRIL 5MG 100TAB BO V3 US	Approved	5 mg	**
	44062584 - LISINOPRIL 2.5MG 100TAB BO V4 US	Approved	2.5 mg	**
	44062585 - LISINOPRIL 10MG 100TAB BO V4 US	Approved	10 mg	**
	44062590 - LISINOPRIL 40MG 1000TAB BO V5 US	Approved	40 mg	**
	44062592 - LISINOPRIL 30MG 100TAB BO V3 US	Approved	30 mg	**
75994	44062593 - LISINOPRIL 40MG 100TAB BO V3 US	Approved	40 mg	**
	185540001 - LISINOPRIL 5MG 100TAB BO V1 US	Approved	5 mg	**
	185540010 - LISINOPRIL 5MG 1000TAB BO V2 US	Approved	5 mg	**
	44057665 - LISINOPRIL BPP 5MG 100TAB BO US	Approved	5 mg	**
	44057666 - LISINOPRIL BPP 5MG 1000TAB BO US	Approved	5 mg	**
	44066630 - LISINOPRIL BPP 40MG 1000TAB BO V1 US	Approved	40 mg	**
	44066631 - LISINOPRIL BPP 10MG 100TAB BO V1 US	Approved	10 mg	**
	44066632 - LISINOPRIL BPP 30MG 100TAB BO V1 US	Approved	30 mg	**
	44066633 - LISINOPRIL BPP 20MG 1000TAB BO V1 US	Approved	20 mg	**
	44066634 - LISINOPRIL BPP 10MG 1000TAB BO V1 US	Approved	10 mg	**
	44066635 - LISINOPRIL BPP 20MG 100TAB BO V1 US	Approved	20 mg	**
	44066638 - LISINOPRIL BPP 40MG 100TAB BO V1 US	Approved	40 mg	**

** This portion has been redacted pursuant to a confidential treatment request.

	185020501 - METHIMAZOLE 5MG 100TAB BO US	Approved	5 mg	**
	185020510 - METHIMAZOLE 5MG 1000TAB BO US	Approved	5 mg	**
40411	185021001 - METHIMAZOLE 10MG 100TAB BO US	Approved	5 mg	**
	185021010 - METHIMAZOLE 10MG 1000TAB BO US	Approved	5 mg	**
	185004001 - MIDODRINE 2.5MG 100TAB BO US	Approved	2.5 mg	**
76514	185004301 - MIDODRINE 5MG 100TAB BO US	Approved	5 mg	**
	185004305 - MIDODRINE 5MG 500TAB BO US	Approved	5 mg	**
	185014901 - MIDODRINE 10MG 100TAB BO US	Approved	10 mg	**
	185014501 - NABUMETONE 500MG 100FCT BO US	Approved	500 mg	**
75280	185014505 - NABUMETONE 500MG 500FCT BO US	Approved	500 mg	**
	185014601 - NABUMETONE 750MG 100FCT BO US	Approved	750 mg	**
	185014605 - NABUMETONE 750MG 500FCT BO US	Approved	750 mg	**

** This portion has been redacted pursuant to a confidential treatment request.

90288	44021447 - NARATRIPTAN 2.5MG 9FCT UD US	Approved	1 mg & 2.5 mg	**
	167931 - ONDANSETRON HCL 4MG 30FCT BO US	Approved	4 mg	**
77517	168131 - ONDANSETRON HCL 8MG 30FCT BO V1 US	Approved	8 mg	**
	44013938 - ONDANSETRON HCL 4MG 3FCT UD V1 US	Approved	4 mg	**
	44014642 - REPAGLINIDE 0.5MG 100TAB BO US	Approved	0.5 mg	**
78555	44014643 - REPAGLINIDE 1MG 100TAB BO US	Approved	1 mg	**
	44014644 - REPAGLINIDE 2MG 100TAB BO US	Approved	2 mg	**
76192	204316 - RIBAVIRIN 200MG 56HGC BO US	Approved	200 mg	**
	159901 - SPIRONOLACTONE 25MG 100FCT BO US	Approved	25 mg	**
86809	159905 - SPIRONOLACTONE 25MG 500FCT BO US	Approved	25 mg	**
	159910 - SPIRONOLACTONE 25MG 1000FCT BO US	Approved	25 mg	**

** This portion has been redacted pursuant to a confidential treatment request.

	185003410 - TIZANIDINE 2MG 1000TAB BO US	Approved	2 mg	**
	185003451 - TIZANIDINE 2MG 150TAB BO US	Approved	2 mg	**
76280	185440010 - TIZANIDINE 4MG 1000TAB BO US	Approved	4 mg	**
	185440023 - TIZANIDINE 4MG 300TAB BO US	Approved	4 mg	**
	185440051 - TIZANIDINE 4MG 150TAB BO US	Approved	4 mg	**
73191	271501 - TRIAM/HCT 50+25MG 100HGC BO US	Approved	50/25 mg	**
203489	Telmisartan and Hydrochlorothiazide Tabs	Pending	40 mg/12.5 mg - NDC 0781-5391-64 in unit dose pack of 30 tablets (3 x 10 unit-dose)	**

80 mg/12.5 mg - NDC 0781-5392-64 in unit dose pack of 30 tablets (3 x 10 unit-dose)

80 mg/25 mg - NDC 0781-5393-64 in unit dose pack of 30 tablets (3 x 10 unit-dose)
78611	Aripiprazole Tablets, 5 mg, 10 mg, 15 mg, 20 mg and 30 mg	Pending	5 mg, 10 mg, 15 mg, 20 mg and 30 mg	**
206080	Bepotastine Oph Solution 1.5%	Tentatively Approved. PIII till September 2024	1.50%	**
204028	Desvenlafaxine	Approved	100 mg: 30, 90, 1000	**
206672	Entecavir Tablets 0.5 mg and 1 mg	Approved	0.5 mg and 1 mg	**
203746	Bromfenac Oph Solution, 0.09%	Pending	0.09%	**
203384	Epinastine HCl Ophthalmic Solution, 0.05%	Approved	0.05%	**
90279	Burprenorphine HCL SLT	Approved		**

** This portion has been redacted pursuant to a confidential treatment request.

Schedule 1.4

API Provider and Excipient Vendor List

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Schedule 1.44

Raw Materials

Material Description	QTY (KG)
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Schedule 1.48

Sample Product

Material Description	Number of units in one case
BENAZEPRIL 10MG 100FCT BO V1 US	**
BENAZEPRIL 20MG 100FCT BO V1 US	**
BENAZEPRIL 5MG 100FCT BO V1 US	**
BISOP FUM 10MG 30FCT BO US	**
CEFPROZIL 250MG 100FCT BO US	**
CILOSTAZOL 100MG USP 60TAB BO US	**
CILOSTAZOL 50MG USP 60TAB BO US	**
DICLOFENAC POT 50MG 100FCT BO US	**
DICLOFENAC SOD 25MG 100GRT BO US	**
DICLOFENAC SOD 75MG 100GRT BO US	**
DICLOFENAC SOD 75MG 60GRT BO US	**
ECONAZOLE NITRATE 1% 15G CRM US	**
LISINOPRIL 10MG 100TAB BO V4 US	**
LISINOPRIL 2.5MG 1000TAB BO V2 US	**
LISINOPRIL 20MG 100TAB BO V4 US	**
LISINOPRIL 30MG 100TAB BO V3 US	**
LISINOPRIL 40MG 100TAB BO V3 US	**
LISINOPRIL 5MG 100TAB BO V3 US	**
LISINOPRIL BPP 10MG 100TAB BO V1 US	**
LISINOPRIL BPP 20MG 1000TAB BO V1 US	**
LISINOPRIL BPP 30MG 100TAB BO V1 US	**
LISINOPRIL BPP 40MG 1000TAB BO V1 US	**
METHIMAZOLE 10MG 1000TAB BO US	**
METHIMAZOLE 5MG 100TAB BO US	**
MIDODRINE USP 10MG 100TAB BO US	**
MIDODRINE USP 5MG 100TAB BO US	**
NABUMETONE 500MG 100FCT BO US	**
NABUMETONE 750MG 100FCT BO US	**
ONDANSETRON HCL 4MG 30FCT BO US	**
ONDANSETRON HCL 8MG 30FCT BO V1 US	**
REPAGLINIDE 2MG 100TAB BO US	**
SPIRONOLACTONE 25MG 1000FCT BO US	**
TIZANIDINE USP 2MG 1000TAB BO US	**
TIZANIDINE USP 4MG 300TAB BO US	**

** This portion has been redacted pursuant to a confidential treatment request.

Schedule 1.50

Seller’s Knowledge

**

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** This portion has been redacted pursuant to a confidential treatment request.

Schedule 6.2.2.2

Settled, Dismissed, Pending or Threatened ANDA Infringement Claims

Aripiprazole (ANDA 78-611)

•	3:07-cv-01000-MLC-LHG Otsuka Pharmaceutical Co., Ltd. v. Sandoz, Inc. (D.N.J.)
•	1:15-cv-01716-JBS-KMW Otsuka Pharmaceutical Co., Ltd. v. Sandoz, Inc. (D.N.J.)

Bepotastine (1.5%) (ANDA 206080)

•	3:14-cv-01325-MAS-DEA Bausch & Lomb Inc. et al. v. Sandoz Inc. and Sandoz Int’l GMBH (D.N.J.)

Desvenlafaxine (ANDA 204028)

•	1:2012-cv-00814 (D.Del.) Pfizer Inc. et al. v. Sandoz Inc.
•	3:2012-cv-03880 (D.N.J.) Pfizer Inc. et al. v. Sandoz Inc.

Ondansetron (ANDA 77-517)

•	2:05-cv-02497-JCL-MF Glaxo Group Ltd et al. v. Sandoz Inc. (D.N.J.)(filed 5/9/05)

Repaglinide (ANDA 78-555)

•	3:11-cv-06106-FLW Novo Nordisk Inc. et al. v. Sandoz Inc. (D.N.J.)
•	2:2011-cv-13594 Sandoz Inc. v. Novo Nordisk Inc. et al. (E.D.Mich.)

Ribavirin (ANDA 76-192)

•	2:02-cv-03544-MRP-FMO ICN Pharmaceutical, Inc. et al. v. Geneva Pharmaceuticals Technology Corp., et al. (C.D.Cal.)
•	2:02-cv-03543 ICN Pharmaceutical, Inc. et al. v. Geneva Pharmaceuticals Technology Corp., et al. (C.D.Cal.)
•	Court of Appeals Federal Circuit (cafc) 04-1047
•	2:01-cv-04556-DMC Schering Corp. v. Geneva Pharmaceuticals Technology Corp. (D.N.J.)
•	2:02-cv-01564-DMC Schering Corp. v. Geneva Pharmaceuticals Technology Corp. (D.N.J.)

Schedule 6.2.3.1

Pending Legal Proceedings

Benazepril HCTZ tablets (10-12.5mg, 20-12.5mg, 20-25mg) are subject of the civil antitrust price fixing cases consolidated under In re Generic Pharmaceuticals Pricing Antitrust Litigation, MDL No. 2724, No. 16-MD-2724-CMR (E.D. Pa.) (Hon. Cynthia M. Rufe).  The cases are:

•	In re Benazepril Actions (Direct Purchasers), 16-BZ-27241

•	In re Benazepril Actions (End Payor Purchasers), 16-BZ-27242

•	In re Benazepril Actions (Indirect Reseller Purchasers), 16-BZ-27243

Ondansetron is currently subject of industry-wide products liability litigation.  Approximately 376 cases have been consolidated in a multi-district litigation (“MDL”) under In re: Zofran (Ondansetron) Products Liability, MDL 2657 (D. Mass.) (Hon. F. Dennis Saylor).  In addition, there are approximately 15 cases pending in state courts.  Cases in which Sandoz Inc. was, is, or may be implicated are:

•	Valerie Maenza, et al. v. Sandoz Inc. and GlaxoSmithKline, LLC, No. 1:15-cv-13947-FDS (D. Mass.)

•	Heather Perham, individually and on behalf of her minor child, X.M. v. GlaxoSmithKline, LLC, Sandoz, Inc., Sun Pharmaceuticals Industries, Ltd., No. 1:16-cv-10199-FDS (D. Mass.)

•	Dawn M. Ramsey and Byron Rossberg v. GlaxoSmithKline, LLC., No. 1:16-cv-11980-FDS (D. Mass.)

•	Jennifer London, individually and on behalf of and as representative for M.L. a deceased minor, and Charles London, individually v. GlaxoSmithKline and Sandoz Inc., No. 1:16-cv-12051-FDS (D. Mass.)

Schedule 6.2.3.2

Prior Legal Proceedings

Econazole Nitrate topical cream is subject of the civil antitrust price fixing cases consolidated under In re Generic Pharmaceuticals Pricing Antitrust Litigation, MDL No. 2724, No. 16-MD-2724-CMR (E.D. Pa.) (Hon. Cynthia M. Rufe).  The cases are:

•	In re Econazole Cases (Lead Case), 16-EC-27240

•	In re Econazole Cases (Direct Purchasers), 16-EC-27241

•	In re Econazole Cases (End Payors), 16-EC-27242

•	In re Econazole Cases (Indirect Reseller Purchasers), 16-EC-27243

Schedule 6.2.5

Recalls

Product Name	Lot Number	Recall Initiation Date	Status	Date of Recall Closure	Recall Class	Recall Level	Issue
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** This portion has been redacted pursuant to a confidential treatment request.